THE HIGH YIELD INCOME FUND, INC.
THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

March 4, 2009

Dear Shareholder:

I am writing to ask you to vote on one or more important proposals whereby the assets of each of the following funds:

•  The High Yield Income Fund, Inc. (HYI), a closed-end fund, and

•  The High Yield Plus Fund, Inc. (HYP, and together with HYI, the Merging Funds), a closed-end fund;

would be acquired by Dryden High Yield Fund, Inc. (the Dryden Fund), an open-end mutual fund, and the Dryden Fund would assume all of the liabilities of each Merging Fund. The Merging Funds and the Dryden Fund are each a Maryland corporation.

Shareholder meetings (each, a Meeting) are scheduled for Monday, May 11, 2009 at 4:30 p.m. Eastern time for HYI and 5:00 p.m. Eastern time for HYP. Only shareholders of HYI will vote on the acquisition of the HYI's assets by the Dryden Fund. Only shareholders of HYP will vote on the acquisition of HYP's assets by the Dryden Fund.

This package contains important information about the proposals and includes materials you will need in order to vote. The Boards of Directors of the Merging Funds have reviewed and approved the applicable proposals and recommended that each such proposal be presented to you for consideration. Although the directors of your Merging Fund have determined that the proposal is in the best interest of your Merging Fund and its shareholders, the final decision is up to you.

If shareholders of a Merging Fund approve their proposal, each shareholder of that Merging Fund will receive Class A shares of the Dryden Fund having an aggregate net asset value equal to the aggregate net asset value (not market price) of a shareholder's shares in that Merging Fund. Such Merging Fund would then cease operations, liquidate and dissolve. Such shareholders will not be assessed any sales charges or other shareholder fees in connection with a proposal. Such shareholders also will enjoy a larger asset base over which certain expenses may be spread and are expected to realize a reduction in annual operating expenses, including a lower effective contractual management fee rate when compared to the effective contractual management fee rate for HYI and a lower aggregate of the effective contractual management fee rate and administrative fee rate for HYP. The Dryden Fund and the Merging Funds have identical investment objectives and similar investment policies.

The accompanying joint proxy statement and prospectus includes a detailed description of the proposals. Please read the enclosed materials carefully and cast your vote. Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods or you may vote by ballot at the Meeting:

•  By Mail. Please complete, date and sign your proxy card and return it by mail in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Certificate Holders: Shareholders holding paper Stock Certificates should return them for deposit into your account. For further information on returning certificates or questions about lost or stolen certificates, please contact Computershare Monday through Friday 8a.m. to 5p.m. Eastern time at 1-800-426-5523. If your proposal receives shareholder approval and your certificates are not properly returned, you may be unable to process certain financial transactions until the certificates are returned.

If you have any questions before you vote, please call D. F. King & Co. Inc., at 1-800-431-9642 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
  President

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THE HIGH YIELD INCOME FUND, INC.
THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that Special Meetings of Shareholders (each, a Meeting) of each of the following funds:

•  The High Yield Income Fund, Inc. (HYI), a closed-end fund, and

•  The High Yield Plus Fund, Inc. (HYP), a closed-end fund;

will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, on Monday, May 11, 2009, at 4:30 p.m. Eastern time for HYI and 5:00 p.m. Eastern time for HYP, for the following purposes, as applicable:

1.  For shareholders of HYI to consider the approval of a Plan of Reorganization contemplating (i) the acquisition by the Dryden High Yield Fund, Inc. (Dryden Fund) of all of the assets, and the assumption by the Dryden Fund of all of the liabilities of HYI, solely in exchange for Class A shares of the Dryden Fund and (ii) the subsequent distribution by HYI of the Class A shares of the Dryden Fund to HYI shareholders. In connection with this proposal each whole and fractional share of HYI will be exchanged for whole and fractional shares of equal net asset value (not market price) of the Class A shares of the Dryden Fund. A vote in favor of this proposal also will constitute a vote in favor of the liquidation of HYI, the dissolution of HYI under the laws of the State of Maryland and the termination of the registration of HYI under the Investment Company Act of 1940, as amended.

2.  For shareholders of HYP to consider the approval of a Plan of Reorganization contemplating (i) the acquisition by the Dryden Fund of all of the assets, and the assumption by Dryden Fund of all of the liabilities of HYP, solely in exchange for Class A shares of the Dryden Fund and (ii) the subsequent distribution by HYP of the Class A shares of the Dryden Fund to HYP shareholders. In connection with this proposal each whole and fractional share of HYP will be exchanged for whole and fractional shares of equal net asset value (not market price) of the Class A shares of the Dryden Fund. A vote in favor of this proposal also will constitute a vote in favor of the liquidation of HYP, the dissolution of HYP under the laws of the State of Maryland and the termination of the registration of HYP under the Investment Company Act of 1940, as amended.

3.  To transact such other business as may properly come before a Meeting or any adjournments or postponements of a Meeting.

The Boards of Directors of HYI and HYP have fixed the close of business on February 10, 2009 as the record date for the determination of the shareholders of the Merging Funds entitled to notice of, and to vote at, a Meeting and any adjournments of a Meeting.

  Deborah A. Docs
  Secretary

Dated: March 4, 2009

A proxy card is enclosed along with this joint Prospectus and Proxy Statement for the proposal that is applicable to you. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Boards of Directors of HYI and HYP recommend that you vote FOR the proposals, as applicable.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the Internet.

Shareholders are invited to attend a Meeting in person. Any shareholder who does not expect to attend the applicable Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROSPECTUS
for
DRYDEN HIGH YIELD FUND, INC.
and
PROXY STATEMENT
for
THE HIGH YIELD INCOME FUND, INC.
and
THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated March 4, 2009

Acquisition of the Assets of The High Yield Income Fund, Inc.
and
Acquisition of the Assets of The High Yield Plus Fund, Inc.
By and in exchange for Class A shares of Dryden High Yield Fund, Inc.

This joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of each of the following funds:

•  The High Yield Income Fund, Inc. (HYI), a closed-end fund organized as a Maryland corporation, and

•  The High Yield Plus Fund, Inc. (HYP and, together with HYI, the Merging Funds), a closed-end fund organized as a Maryland corporation,

in connection with the solicitation of proxies by the Boards of Directors of the Merging Funds for use at special meetings of shareholders of each of the Merging Funds and at any adjournments or postponements thereof (each a Meeting).

The Meetings will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, on Monday, May 11, 2009, at 4:30 p.m. Eastern time for HYI and 5:00 p.m. Eastern time for HYP. This Prospectus/Proxy Statement is expected to be initially sent to shareholders on or about March 16, 2009.

The purpose of the Meetings is for Merging Fund shareholders to vote on the applicable Plan of Reorganization (each a Plan), under which (i) each Merging Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden High Yield Fund, Inc. (Dryden Fund and, together with the Merging Funds, the Funds), an open-end mutual fund organized as a Maryland corporation, solely in exchange for Class A shares of the Dryden Fund, and (ii) the subsequent distribution by each Merging Fund of the Class A shares of the Dryden Fund to their shareholders. In connection with each Plan, whole and fractional shares of each Merging Fund will be exchanged for whole and fractional shares of equal net asset value (NAV) (not market price) of the Class A shares of the Dryden Fund. Each two-step transaction will be referred to in this Prospectus/Proxy Statement as a "Reorganization." After a Reorganization is completed, the applicable Merging Fund will liquidate, dissolve under the laws of the State of Maryland and will terminate its registration as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The Dryden Fund will be the surviving fund.

Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization. In addition, completion of one Reorganization is not contingent upon, and will not affect, completion of the other Reorganization.

The Merging Funds and the Dryden Fund have an identical primary investment objective to maximize current income and an identical secondary objective to seek capital appreciation (but only when consistent with each Fund's primary investment objective of current income. No assurance can be given that any Fund will achieve its investment objectives. The investment policies (and the related risks) of the Merging Funds and the Dryden Fund generally are similar. The substantive similarities and differences between the Merging Funds and the Dryden Fund are set forth in this Prospectus/Proxy Statement.

The Merging Funds and the Dryden Fund primarily invest in high yield fixed-income securities (commonly referred to as junk bonds) rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P), and securities either rated by another major rating service or consided by the applicable adviser(s) to be of comparable quality, that is, junk bonds. If the shareholders of a Merging Fund approve the applicable Plan, such shareholders should expect to become shareholders of Dryden Fund.

Potential Benefits from the Reorganizations

In recommending approval of each Plan, Prudential Investments LLC (PI) noted the following potential benefits to shareholders of the Merging Funds if their Reorganization is approved and completed:

•  Elimination of the potential discount to NAV: Shares of HYI and HYP have generally traded at a discount to their respective NAV per share for the past three years. Should the shares be trading at a discount to the NAV per share at the time of a Reorganization, then the discount would be eliminated because the exchange contemplated by each Plan is based upon the NAV (not market price) of a shareholder's holdings in a Merging Fund.

•  Potentially stronger investment performance: The Dryden Fund performance generally has been stronger than that of HYI over the one, three, and five-year periods. The Dryden Fund performance has generally been stronger than that of HYP over the one, three, five, and ten-year periods.

•  Reduction in Operating Expenses: Shareholders of HYI and HYP should realize an immediate reduction in net and gross operating expenses (including and excluding interest expense paid on their investment) as a result of a Reorganization.

•  Exchange and other privileges: As shareholders of the Dryden Fund, investors would have the ability to exchange their shares for shares of the same class of other JennisonDryden funds. The completion of the Reorganizations would also provide Merging Fund shareholders in the Dryden Fund (post-merger) additional shareholder services that currently are not provided to such shareholders, including, but not limited to, the ability to redeem shares for cash at NAV, automatic investment plan, retirement plan services and systematic withdrawal plan in accordance with the terms of Dryden Fund's current prospectus.

For a more detailed discussion of the benefits noted above as well as other important information that you should consider, please review this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plans and the issuance of the Class A shares of the Dryden Fund that you should know before voting. You should retain it for future reference. Additional information about the Dryden Fund and the proposed Reorganizations has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Dryden Fund, dated November 3, 2008, which is enclosed as Exhibit B and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for the Dryden Fund, dated November 3, 2008, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement;

•  An SAI, dated March 4, 2009, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Dryden Fund for the fiscal year ended August 31, 2008, which is enclosed as Exhibit C and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852, by writing to the Dryden Fund at the above address or at www.prudential.com.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

The common shares of the Merging Funds are each listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "HYI" and "HYP". You may inspect reports, proxy materials and other information concerning the Merging Funds at the NYSE.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Dryden Fund (enclosed as Exhibit B); the Annual Report to Shareholders of Dryden Fund for the fiscal year ended August 31, 2008 (enclosed as Exhibit C), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

Shareholders of each Merging Fund are being asked to consider and approve a Plan that will have the effect of combining the Merging Funds and the Dryden Fund into a single mutual fund. The Merging Funds are each closed-end management investment companies that are organized as Maryland corporations. The Dryden Fund is an open-end investment company that also is organized as a Maryland corporation.

If a Plan is approved and such Reorganization is completed:

•  Dryden Fund will acquire all of the assets and will assume all of the liabilities of such Merging Fund;

•  Shareholders of such Merging Fund will become shareholders of Dryden Fund;

•  Shareholders of such Merging Fund will receive the number of full and fractional Class A shares of the Dryden Fund having an aggregate NAV that is equal to the aggregate NAV (not market price) of a shareholder's shares of a Merging Fund; and

•  Such Merging Fund will liquidate, dissolve under the laws of the State of Maryland and terminate its registration as an investment company under the 1940 Act.

The market price for shares of each Merging Fund in relation to its NAV per share may be different (i.e., Merging Fund shares may trade at different discounts or premiums to the Merging Fund's net asset value). Thus, if shareholders approve a Reorganization, on the closing of the Reorganization such shareholders may receive Class A shares of the Dryden Fund with an aggregate net asset value that is higher or lower than the market value of the Merging Fund's shares immediately prior to the closing of the Reorganization.

The Boards of Directors of the Merging Funds have approved the Plans and recommend that you vote to approve the Plan for your Merging Fund. The Boards of Directors of the Funds have determined that the Reorganizations are in the best interests of each Fund and that the interests of the shareholders of each Fund would not be subject to any dilution in value as a result of the consummation of one or both Reorganizations. In reaching this conclusion, the Directors considered, among other things, the identical investment objectives and similar investment policies of the Funds, the expense ratio reduction for former Merging Fund shareholders expected to result from the completion of one or both Reorganizations, the continuity of the portfolio management team (for HYI), the comparison of fees for the Funds and the pro forma fees of the Dryden Fund after giving effect to the completion of one or both Reorganizations, the trading history of Merging Funds, historical investment performance of each fund, the relative size of each Fund, the costs of each Reorganization and the tax-free nature of each Reorganization. For a more detailed discussion of the factors considered by the Directors in approving the Reorganizations, see "Reasons for the Reorganizations."

Shareholder Voting

Shareholders who own shares of the Merging Funds at the close of business on February 10, 2009 (the Record Date) will be entitled to vote at the applicable Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Merging Fund.

If a quorum is present with respect to a Merging Fund, the approval of each Plan requires the affirmative vote of holders of a majority of the total number of shares of capital stock of a Merging Fund outstanding and entitled to vote thereon.

If sufficient votes are not received at the time of each Meeting or adjournment thereof to approve a Plan, such proposed Reorganization as contemplated within this Prospectus/Proxy Statement will not occur. Shareholders of the Dryden Fund are not being solicited to vote because their approval or consent for the completion of one or both of the Reorganization is not necessary.

Please vote your shares promptly. Any shareholder who attends a Meeting in person may vote by ballot at the Meeting. You also may vote by completing, signing and returning the enclosed ballot (proxy card) by mail or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the applicable Meeting by persons appointed as proxies. If you own shares of a Merging Fund in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time prior to their exercise of your proxy by written notice of such revocation to the Secretary of your Merging Fund, by execution of a subsequent proxy or by voting in person at the applicable meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

REASONS FOR THE REORGANIZATIONS

The respective Board of Directors of each of the Funds, including the directors who are not "interested persons," as defined in the 1940 Act (the Independent Directors), have determined that the Reorganizations would be in the best interests of each Fund, and that the interests of the shareholders of each Fund would not be diluted as a result of consummation of one or both Reorganizations.

At a meeting held on January 12, 2009, PI advised the Boards that, as of November 30, 2008, HYI had net assets of approximately $39 million and HYP had net assets of approximately $35 million, while the Dryden Fund had assets of approximately $821 million. Accordingly, by merging the Merging Funds with the Dryden Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread.

PI advised the Boards that, for the twelve months ending as of August 31, 2008, the Merging Funds, both including and excluding interest expenses, had higher total gross and net expense ratios based on average net assets than the Dryden Fund's expense ratios for its Class A shares. PI noted that the Class A Dryden Fund's expense ratios were lower than the Merging Funds even though the Dryden Fund pays the Distributor a 12b-1 fee of .25% of the average daily net assets of the Class A shares. PI also noted that the combined Dryden Fund after the completion of one or both Reorganizations did not intend to incur any material interest expense from borrowing for investment purposes because the Dryden Fund does not generally engage in borrowing for investment purposes. The Boards considered PI's advice that if one or both Plans are approved, shareholders of a Merging Fund should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (i.e., before and after any waivers or reimbursements) paid on their investment both including and excluding interest expense, although there can be no assurance that operational savings will be realized.

PI further advised the Boards on the management fees paid by each Fund. PI noted that the effective contractual investment management fee rate of the Dryden Fund is lower than the management fee rate of HYI and the combined management and administrative fee rate of HYP, the management fee schedule for the Dryden Fund contains breakpoints that reduce the fee rate on assets above specified assets and its fee rate (0.50%) at the initial asset level ($250 million) is lower than the fee rate for HYI and the combined management and administrative fee rate of HYP, and the Dryden Fund's fee is based on average daily net assets while the Merging Funds' fees are based on average weekly net assets. The Boards considered that the Merging Funds' shareholders also could benefit from the lower contractual management fee paid by the Dryden Fund's shareholders.

PI also explained that the total operating expense ratios for shareholders of the Dryden Fund is likely to remain unchanged as a result of the consummation of one or both Reorganizations. The Boards also noted that the Dryden Fund is not paying any of the costs of the Reorganizations.

The Boards discussed that the estimated costs associated with each Reorganization will be paid by the applicable Merging Fund based on relative net assets. The Board also noted that if shareholders approve a Reorganization, such shareholders would no longer pay any proxy preparation and solicitation expenses in connection with each Merging Fund's annual meeting to elect certain directors. The estimated cost savings was expected to be approximately $41,000 per Merging Fund. See discussion below under "Expenses Resulting from the Reorganization."

In recommending approval of the Plans, PI noted to the Boards that the Funds have identical primary and secondary investment objectives and similar investment policies. PI explained that HYI and the Dryden Fund have the same investment adviser (PI), subadviser (PIM) and portfolio management personnel, and that Wellington Management is the investment adviser and PI is the administrator for HYP. PI also reported that as of September 30, 2008 the Merging Funds and the Dryden Fund have substantially similar investment portfolios. PI also advised the Boards that (i) the historical investment performance of the Dryden Fund generally has been stronger than that of HYI over the one, three and five-year periods and for the past three years HYI generally has traded at a discount to net asset value; and (ii) the historical investment performance of the Dryden Fund generally has been stronger than that of HYP over the one, three, five and ten-year periods and for the past three years HYP generally has traded at a discount to net asset value.

PI also mentioned that upon the completion of one or both Reorganizations, the Merging Fund shareholders will be invested in an open-end fund. As investors of an open-end fund, such shareholders generally will be able to redeem their shares at net asset value at any time, instead of selling their shares at a market price that may be more or less than a fund's net asset value. PI noted that upon the completion of a Reorganization Merging Fund shareholders will benefit from the elimination of the potential for a discount to net asset value at which the Merging Fund's shares generally have been trading because the Class A shares of the Dryden Fund will be issued to the Merging Fund shareholders in an exchange based upon net asset value (not market price). PI also noted that closed-end funds generally have a more limited marketability and that open-end funds generally have a greater potential to be successfully marketed and experience an increase in asset growth. PI also noted that after the completion of a Reorganization, Merging Fund shareholders (who currently are not subject to any distribution and service (12b-1) fees) will be subject to the applicable Class A 12b-1 fees, however, no sales charge or CDSC would be charged on the Class A shares issued to the Merging Funds' shareholders in the Reorganization. Any purchase of any additional Class A shares by new investors (including a Merging Fund's shareholder) would be subject to applicable CDSC, small account balance fee, 12b-1 fee and sales charges, each as described in the Dryden Fund's current prospectus. PI also discussed the additional shareholder services that Merging Fund shareholders would receive in the Dryden Fund including, but not limited to, the ability to redeem shares for cash at net asset value, exchange privileges into other affiliated funds, automatic investment plan, retirement plan services and systematic withdrawal plan in accordance with the terms of Dryden Fund's current prospectus.

PI also discussed the Merging Funds credit facilities, noting that the cost of obtaining such leverage has been increasing under the current market conditions and the cost of obtaining such leverage in the future may not be reasonable, especially considering the size and expense ratios of each Merging Fund.

The Boards, including a majority of Independent Directors of each Board, after considering the matter, concluded that no dilution of value would result to the shareholders of the Merging Funds or the Dryden Fund from consummation of one or both Reorganizations and that, for the following reasons, consummation of the Reorganizations are in the best interests of the Merging Funds:

•  The Merging Funds have identical primary and secondary investment objectives to the Dryden Fund;

•  The Merging Funds and the Dryden Fund have similar investment policies and restrictions;

•  Shareholders of the Merging Funds are expected to realize a reduction in net and gross operating expenses both including and excluding interest expense as result of the consummation of one or both Plans;

•  Shareholders of the Merging Funds may enjoy a reduction in investment management fees as a result of the completion of one or both Reorganizations;

•  The Funds have substantially similar investment portfolios;

•  The Merging Funds are significantly smaller than the Dryden Fund;

•  The Dryden Fund has historically outperformed the Merging Funds and the completion of one or both Reorganizations would eliminate any discount to net asset value that the Merging Funds are trading at, as well as the additional shareholder services that will be available to Merging Fund shareholders after the completion of a Reorganziation;

•  Shareholders of the Merging Funds and the Dryden Fund could benefit from long-term economies of scale that may result from consummation of one or both Plans.

The Boards also considered that it is a condition to the closing of the Reorganizations that the Funds receive an opinion of counsel that the exchange of shares pursuant to the Plans would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the Merging Funds.

For the reasons discussed above, the Boards of Directors of the Merging Funds approved the Plans recommend that you vote FOR your respective Plan.

FEES AND EXPENSES

The following tables describes the fees and expenses for the twelve-month period ended August 31, 2008 that shareholders may pay if they hold shares of the Merging Funds and the Dryden Fund, including the unaudited pro forma fees and expenses of the Dryden Fund after giving effect to the completion of one or both Reorganizations as of August 31, 2008. The information presented for the Dryden Fund is for Class A, the class of shares that will be exchanged for shares of the Merging Funds, not all classes of the Dryden Fund shares. Future fees may be greater or lesser than those shown below.

HYI Reorganization

Shareholder Fees (fees paid directly from your investment)(1)

	HYI	Dryden Fund		Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None(2)	4.50%		4.50	%(11)
Maximum contingent deferred sales charge (load)(7)	None	1.00	%(3)	1.00	%(3)
Redemption fee	None(4)	None		None
Exchange fee	None(4)	None		None
Small account balance fee	None	$15		$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	HYI	Dryden Fund		Pro Forma Dryden Fund After Reorganization
Excluding Interest Expense
+ Management Fees	0.70%	0.47	%(9)	0.47	%(9)
+ Distribution Fees	None	0.30%		0.30%
+ Interest Expenses	None	None		None
+ Other Expenses	0.35%	0.16%		0.16%
+ Acquired Fund Fees and Expenses(5)	None	—	(12)	—	(12)
–Fee Waiver and/or Expense Reimbursement	None	(0.05	)%(7)	(0.05	)%(7)
= Total Annual Fund Operating Expenses	1.05%	0.88%		0.88%
Including Interest Expense(6)
+ Management Fees	0.70%	0.47	%(9)	0.47	%(9)
+ Distribution Fees	None	0.30%		0.30%
+ Interest Expenses	1.46%	None		None
+ Other Expenses	0.35%	0.16%		0.16%
+ Acquired Fund Fees and Expenses(5)	None	—	(12)	—	(12)
–Fee Waiver and/or Expense Reimbursement	None	(0.05	)%(7)	(0.05	)%(7)
= Total Annual Fund Operating Expenses	2.51%	0.88%		0.88%

HYP Reorganization

Shareholder Fees and Operating Expenses(1)

	HYP	Dryden Fund		Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None(2)	4.50%		4.50	%(11)
Maximum contingent deferred sales charge (load)(7)	None	1.00	%(3)	1.00	%(3)
Redemption fee	None(4)	None		None
Exchange fee	None(4)	None		None
Small account balance fee	None	$15		$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	HYP	Dryden Fund		Pro Forma Dryden Fund After Reorganization
Excluding Interest Expense
+ Management Fee	0.50%	0.47	%(9)	0.47	%(9)
+ Administrative Fees(8)	0.20%	None		None
+ Distribution Fees	None	0.30%		0.30%
+ Interest Expenses	None	None		None
+ Other Expenses	0.25%	0.16%		0.16%
+ Acquired Fund Fees and Expenses(5)	None	—	(12)	—	(12)
–Fee Waiver and/or Expense Reimbursement	None	(0.05	)%(7)	(0.05	)%(7)
= Total Annual Fund Operating Expenses	0.95%	0.88%		0.88%
Including Interest Expense(6)
+ Management Fees	0.50%	0.47	%(9)	0.47	%(9)
+ Administrative Fees(8)	0.20%	None		None
+ Distribution Fees	None	0.30%		0.30%
+ Interest Expenses	1.72%	None		None
+ Other Expenses	0.25%	0.16%		0.16%
+ Acquired Fund Fees and Expenses(5)	None	—	(12)	—	(12)
–Fee Waiver and/or Expense Reimbursement	None	(0.05	)%(7)	(0.05	)%(7)
= Total Annual Fund Operating Expenses	2.67%	0.88%		0.88%

HYI and HYP Reorganizations

Shareholder Fees and Operating Expenses(1)

	HYI	HYP	Dryden Fund		Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None(2)	4.50%		4.50	%(11)
Maximum contingent deferred sales charge (load)(7)	None	None	1.00	%(3)	1.00	%(3)
Redemption fee	None(4)	None(4)	None		None
Exchange fee	None(4)	None(4)	None		None
Small account balance fee	None	None	$15		$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	HYI	HYP	Dryden Fund		Pro Forma Dryden Fund After Reorganization
Excluding Interest Expense
+ Management Fees	0.70%	0.50%	0.47	%(9)	0.47	%(9)
+ Administrative Fees(8)	None	0.20%	None		None
+ Distribution Fees	None	None	0.30%		0.30%
+ Interest Expenses	None	None	None		None
+ Other Expenses	0.35%	0.25%	0.16%		0.16%
+ Acquired Fund Fees and Expenses(5)	None	None	—	(12)	—	(12)
–Fee Waiver and/or Expense Reimbursement	None	None	(0.05	)%(7)	(0.05	)%(7)
= Total Annual Fund Operating Expenses	1.05%	0.95%	0.88%		0.88%
Including Interest Expense(6)
+ Management Fees	0.70%	0.50%	0.47	%(9)	0.47	%(9)
+ Administrative Fees(8)	None	0.20%	None		None
+ Distribution Fees	None	None	0.30%		0.30%
+ Interest Expenses	1.46%	1.72%	None		None
+ Other Expenses	0.35%	0.25%	0.16%		0.16%
+ Acquired Fund Fees and Expenses(5)	None	None	—	(12)	—	(12)
–Fee Waiver and/or Expense Reimbursement	None	None	(0.05	)%(7)	(0.05	)%(7)
= Total Annual Fund Operating Expenses	2.51%	2.67%	0.88%		0.88%

Expense Examples

These examples are intended to help you compare the cost of investing in the Merging Funds before the Reorganizations with the cost of investing in the Dryden Fund after consummation of one or all of the Reorganizations. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers that may be in effect during the one year period. The information for the Dryden Fund and the Dryden Fund (pro forma after consummation of one or both of the Reorganizations) reflects the maximum sales charge (load) of 4.50% applicable to Class A shares of the Dryden Fund. This sales charge does not apply to the Class A shares of the Dryden Fund received by the Merging Fund shareholders pursuant to the Reorganizations, but does apply to any additional Class A shares of the Dryden Fund that an investor purchases after the completion of a Reorganization.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
HYI Fund (excluding interest expense)	$107	$334	$579	$1,283
HYI Fund (including interest expense)	254	782	1,335	2,846
HYP Fund (excluding interest expense)	97	303	525	1,166
HYP Fund (including interest expense)	270	829	1,415	3,003
Dryden Fund	536	728	937	1,537
Dryden Fund (Pro forma after the HYI Reorganization)*	536	728	937	1,537
Dryden Fund (Pro forma after the HYP Reorganization)*	536	728	937	1,537
Dryden Fund (Pro forma after the HYI and HYP Reorganizations)*	536	728	937	1,537

*  The pro forma after one or both of the Reorganizations does not include interest expense because the combined Dryden Fund after the consummation of one or both of the Reorganizations is not expected to utilize borrowing for investment purposes.

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
HYI Fund (excluding interest expense)	$107	$334	$579	$1,283
HYI Fund (including interest expense)	254	782	1,335	2,846
HYP Fund (excluding interest expense)	97	303	525	1,166
HYP Fund (including interest expense)	270	829	1,415	3,003
Dryden Fund	536	728	937	1,537
Dryden Fund (Pro forma after the HYI Reorganization)*	536	728	937	1,537
Dryden Fund (Pro forma after the HYP Reorganization)*	536	728	937	1,537
Dryden Fund (Pro forma after the HYI and HYP Reorganizations)*	536	728	937	1,537

*  The pro forma after one or more of the Reorganizations does not include interest expense because the combined Dryden Fund after the consummation of one or both of the Reorganizations is not expected to utilize borrowing for investment purposes.

These examples assume that all dividends and other distributions are reinvested at net asset value, although participants in the Merging Fund's DRIP Plans may receive shares at the market price in effect at the time, which may be below net asset value, and that the percentage amounts listed under "Total annual fund operating expenses" including and excluding interest expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Notes to Shareholder Fees and Operating Expense Tables:

(1)    Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2)    Shares of the Merging Funds purchased on the secondary market are not subject to sales charges, deferred sales charges or 12b-1 fees, but may be subject to brokerage commissions or other charges. The tables above do not reflect the underwriting commission paid by shareholders of the Merging Funds in each such Fund's initial offering of common stock.

(3)    Investors who purchase $1 million or more of Class A shares shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). This charge will not apply to the Class A shares of the Dryden Fund received by the Merging Fund shareholders pursuant to the Reorganizations, but does apply to any additional Class A shares of the Dryden Fund that an investor purchases after the completion of the Reorganizations.

(4)    Shares of the Merging Funds do not have any redemption or exchange privileges.

(5)    The Funds may invest in other investment companies (the Acquired Fund). For example, each Fund may invest in shares of the Dryden Core Investment Fund. Fund shareholders indirectly bear the fees and expenses of the Acquired Fund. The expenses shown under "Acquired Fund Fees and Expenses" represent a weighted average of the expense ratio of the Acquired Fund in which each Fund invested during the period ended August 31, 2008. The Funds do not pay any transaction costs when purchasing or redeeming shares of the Acquired Fund. Since the Funds "Acquired Fund Fees and Expenses" are less than 0.01%, such expenses are included in the column entitled "Other Expenses." This may cause the "Total Annual Fund Operating Expenses" to differ from those set forth in each Fund's Financial Highlights.

(6)    Based on the amount of the average outstanding borrowings for each Merging Fund as of August 31, 2008.

(7)    PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares of the Dryden Fund to 0.25 of 1% of the average daily net assets of the Class A shares through March 31, 2010.

(8)    HYP pays PI, as administrator, an administrative service fee of 0.20% of its average weekly net assets.

(9)    The management fee rate shown is based on the Fund's net assets as of the close of the Dryden Fund's fiscal year ended August 31, 2008. The Dryden Fund's management fee schedule includes fee breakpoints which reduce the Dryden Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Dryden Fund's effective management fee. The Dryden Fund's management fee schedule is set forth below:

  0.50 of 1% up to and including $250 million;
0.475 of 1% on next $500 million;
0.45 of 1% on next $750 million;
0.425 of 1% on next $500 million;
0.40% of 1% on next $500 million;
0.375% of 1% on next $500 million; and
0.35% of 1% over $3 billion.

(10)  Other Expenses excludes interest expense.

(11)  This sales charge does not apply to the Class A shares of the Dryden Fund received by the Merging Fund shareholders pursuant to the Reorganizations, but does apply to any additional Class A shares of the Dryden Fund that an investor purchases after the completion of the Reorganizations. Certain investments may qualify for discounts on applicable sales charges.

(12)  Less than 0.005%.

Performance of the Funds

The tables below show each Merging Fund's highest and lowest market price per share on the NYSE, the net asset value per share of the Merging Fund and the percentage discount or premium to net asset value (expressed as a percentage) that the sales price represents during the past three years. Such information is not provided for the Dryden Fund, because as an open-end mutual fund, its shares are purchased and sold at net asset value per share.

HYI

	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
February 28, 2006	$4.92	$4.56	$5.52	$5.46	(10.71)%	(16.94)%
May 31, 2006	4.94	4.65	5.54	5.30	(7.93)	(14.68)
August 31, 2006	4.92	4.61	5.50	5.34	(9.54)	(13.81)
November 30, 2006	5.07	4.85	5.61	5.47	(8.99)	(11.73)
February 28, 2007	5.32	5.04	5.74	5.60	(5.51)	(10.32)
May 31, 2007	5.58	4.99	5.77	5.67	(2.64)	(12.15)
August 31, 2007	5.51	4.25	5.74	5.24	(1.46)	(19.33)
November 30, 2007	5.04	4.42	5.54	5.22	(6.40)	(15.73)
February 29, 2008	4.89	4.35	5.35	5.00	(5.22)	(13.15)
May 31, 2008	4.82	4.08	5.25	4.91	(7.78)	(16.93)
August 31, 2008	4.78	4.14	5.22	4.91	(8.22)	(15.64)
November 30, 2008	4.37	2.13	4.95	3.31	(11.47)	(36.76)
February 28, 2009	3.79	2.25	3.70	3.14	4.24	(28.43)

During the last three years, the share price of HYI has fluctuated between a maximum premium of 4.24% and a maximum discount of -36.76%. At the time the press release was issued by HYI announcing the Board's approval of the Reorganization, HYI was trading at a 3.83% premium on January 13, 2009 at the close of business the next trading day.

HYP

	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
February 28, 2006	$3.52	$3.25	$3.79	$3.73	-7.16%	-13.33%
May 31, 2006	3.52	3.30	3.78	3.70	-6.68	-11.77
August 31, 2006	3.40	3.13	3.71	3.64	-7.36	-12.84
November 30, 2006	3.50	3.35	3.84	3.68	-7.55	-9.52
February 28, 2007	3.69	3.46	4.04	3.83	-7.18	-9.52
May 31, 2007	3.75	3.50	4.08	3.96	-7.69	-10.08
August 31, 2007	3.74	2.85	4.05	3.63	-7.42	-16.16
November 30, 2007	3.34	2.99	3.80	3.55	-11.20	-17.98
February 29, 2008	3.12	2.95	3.59	3.37	-9.57	-15.13
May 31, 2008	3.17	2.82	3.53	3.36	-10.06	-15.45
August 31, 2008	3.13	2.72	3.48	3.28	-9.80	-16.92
November 30, 2008	2.79	1.41	3.30	2.17	-16.36	-35.06
February 28, 2009	2.52	1.50	2.64	2.12	-5.62	-29.25

*  Calculations are based upon shares of common stock outstanding at the end of each quarter.

**  As reported by the NYSE.

During the last three years, the share price of HYP has fluctuated between a minimum discount of -5.62% and a maximum discount of -35.16%. At the time the press release was issued by HYP announcing the Board's approval of the Reorganization, HYP was trading at a -6.20% discount on January 13, 2009 at the close of business the next trading day.

A number of factors—including risk—can affect how the Merging Funds and the Dryden Fund performs. The following bar charts show the performance of the Merging Funds and the Class A shares of the Dryden Fund for each full calendar year of each Fund's operation. The first table below each bar chart shows the Fund's best and worst net asset value performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes as well as the average annual total returns after taxes on distributions and redemptions for the Merging Funds (at net asset value and at market price) and the Class A shares of the Dryden Fund.

This information may help provide an indication of the risk associated with each Fund by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges to the Class A shares of the Dryden Fund, although the information does not reflect any brokerage commissions associated with the purchase of the Merging Funds' shares on the NYSE or any sales charge paid in each Merging Fund's initial public offering. The average annual figures for the Merging Funds would be lower if they reflected such commissions and sales charges. Past performance, before and after taxes, does not mean that the Funds will achieve similar results in the future.

HYI Fund

Annual Total Returns %*

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 12.29% (2nd quarter of 2003) WORST QUARTER: -20.18% (4th quarter of 2008).

Average Annual Total Returns % (as of 12/31/08)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS
Common Stock (at net asset value)	-26.50	-0.30	3.31
Common Stock (at market price)	-26.91	-3.85	2.36
Index (reflects no deduction for fees, expenses or taxes)
Barclay Capital U.S. Corporate High Yield 1% Issuer Capped Index	-26.57	-1.04	2.25
Prior Index	-25.88	-0.84	2.28
Lipper Closed-End High Current Yield Funds (Leveraged) Avg.	-44.09	-5.02	-0.67

Notes to Average Annual Returns Table

•  Barclays Capital. The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (1% Issuer Capped Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes.

•  The Barclays U. S. Corporate High Yield 2% Issuer Capped Index (the Prior Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Source: Barclays Capital.

•  Source: Lipper Inc. These are the average returns of 31 funds in the Closed-End High Current Yield Funds (Leveraged) category for 12 months.

HYP Fund

Annual Total Returns %*

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 17.83% (4th quarter of 2003) WORST QUARTER: -20.40% (2nd quarter of 2002).

Average Annual Total Returns % (as of 12/31/08)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS
Common Stock (at net asset value)	-25.47	-14.59	-53.26
Common Stock (at market price)	-28.56	-31.58	-22.27
Index (reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	-25.88	-0.84	2.28
Barclays Capital High Yield Index	-26.16	-0.80	2.17
Lipper Closed-End High Current Yield Funds (Leveraged) Avg.	-44.09	-5.02	-0.67

Notes to Average Annual Returns Table

•  The Barclays U. S. Corporate High Yield 2% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Source: Barclays Capital.

•  Source: Barclays Capital. The Barclays Capital High Yield Index is a weighted Index comprised of all fixed income securities having a minimum outstanding amount of $150 million, at least one year to maturity and be publicly issued with a rating of Bal or lower. Index returns do not include the effect of sales charge, operating expenses and taxes. These returns would be lower if they included the effect of any applicable sales charge, operating expenses and taxes. Source: Barclays Capital.

•  Source: Lipper Inc. These are the average returns of 31 funds in the Closed-End High Current Yield Funds (Leveraged) category for 12 months.

Dryden Fund

Annual Total Returns % * (Class A shares)

*  These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.

BEST QUARTER: 8.96% (2nd quarter of 2003) WORST QUARTER: -17.17% (4th quarter of 2008).

Average Annual Total Returns % (as of 12/31/08)

Class A shares	ONE YEAR	FIVE YEARS	TEN YEARS
Return Before Taxes	-22.41	-0.75	17.81
Return After Taxes on Distributions	-28.24	-3.71	-1.95
Return After Taxes on Distribution and Sale of Fund Shares	-16.56	-2.20	-0.74
Index % (reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index	-25.88	-0.84	2.28
Prior Index	-26.16	-0.80	2.17
Lipper Average	-25.86	-1.50	2.00

Notes to Average Annual Total Returns Table

•  The Dryden Fund's returns are after deduction of sales charges and expenses.

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Dryden Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Dryden Fund will achieve similar results in the future.

•  The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

•  The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (1% Issuer Capped Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. Source: Barclays Capital.

•  The Barclays U. S. Corporate High Yield 2% Issuer Capped Index (the Prior Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Source: Barclays Capital.

•  The Lipper Average is based on the average return of all mutual funds in the Lipper High Current Yield Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Source: Lipper Inc.

Class A shares of the Dryden Fund are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A of the Dryden Fund shares are subject to a contingent deferred sales charge (CDSC) of 1%.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the material differences between them. For a complete description of the investment policies and risks for the Dryden Fund, you should read the Prospectus for the Dryden Fund (enclosed as Exhibit B) and the SAI for the Dryden Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are identical and the investment policies of the Funds are similar. The Funds have an identical primary investment objective to maximize current income and an identical secondary objective to seek capital appreciation (but only when consistent with each Fund's primary investment objective of current income). Each Fund's investment objective is a fundamental policy that cannot be changed by the Fund's Board of Directors without shareholder approval. There can be no assurance that the Merging Funds or the Dryden Fund will achieve their investment objectives.

Each Fund pursues its investment objectives by investing primarily in a diversified portfolio of high yield fixed-income instruments of companies and governments as described below:

•  The Dryden Fund has an investment policy to invest at least 80% of its investable assets in a diversified portfolio of high yield fixed-income instruments rated Ba or lower by Moody's or BB or lower by S&P, and instruments either rated by another major rating service or instruments considered by the investment adviser to be junk bonds (sometimes referred to herein as lower-rated fixed-income securities). The Fund also may invest up to 20% of its investable assets in medium-rated fixed income securities, which are securities rated Baa by Moody's or BBB by S&P or securities considered by the investment adviser to be of comparable quality. Medium-rated fixed income bonds are regarded as investment grade bonds, but have speculative characteristics and are riskier than higher-rated securities.

•  HYI has an investment policy to invest primarily in a diversified portfolio of high yield fixed-income securities rated in the medium to lower rating categories by a recognized ratings service (i.e., Baa or lower by Moody's or BBB by S&P or rated by another major rating service of comparable quality) or non-rated securities determined by the investment adviser to be of comparable quality.

•  HYP has an investment policy to invest at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower rating categories by a recognized ratings service or non-rated securities determined by the investment adviser to be of comparable quality.

The term "investable assets" refers to a Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as the Dryden Fund may need to do in order to meet anticipated redemptions. The Funds will provide 60 days' prior written notice to shareholders of a change in the 80% policies stated above.

Lower-rated securities tend to offer higher yields, but are subject to greater risks than higher-rated securities. Under certain economic conditions, however, lower-rated securities might not yield significantly more than higher-rated securities, or comparable unrated securities. If that happens, a Fund may invest in higher-rated fixed-income securities that offer similar yields but have less risk. Furthermore, if issuers redeem their high yield securities at a higher than expected rate, which might happen during periods of declining interest rates, a Fund could be forced to buy higher-rated, lower-yielding securities, which would decrease the Fund's return. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. A description of bond ratings is contained in Appendix A to the Dryden Fund's Prospectus (enclosed as Exhibit B).

During the fiscal year ended August 31, 2008 for the Dryden Fund and HYI and for the six month period ended September 30, 2008 for HYP, the monthly dollar-weighted average ratings of the securities held by the Funds, expressed as a percentage of the Funds' net assets, were as follows:

Ratings	Percentage of Dryden Fund's Net Assets	Percentage of HYI's Net Assets	Percentage of HYP's Net Assets
Baa or higher	4.5%	10.5%	6.1%
Ba	35.5%	58.7%	42.6%
B	38.4%	51.3%	54.7%
Caa or lower	15.4%	18.1%	23.4%
Not rated**	17.6%	0.0%	4.6%
Total Investments	111.4%	138.6%	131.4%
Liabilities in excess of other net assets*	(11.4)%	(38.6)%	(31.4)%
Net Assets	100.0%	100.0%	100.0%

*  "Liabilities in excess of other assets" reflects net unrealized appreciation (depreciation) on open futures, foreign currency, forward contracts, swaps and other balance sheet items. Other balance sheet items are primarily comprised of collateral for securities on loan for the Dryden Fund and the outstanding amounts of each Merging Fund's credit facility.

**  17.4% of net assets is reflected in Short Term Money Markets for Dryden Fund and 0.1% of net assets is reflected in common stocks, 0.1% of net assets is reflected in warrants and 2.7% of net assets is reflected in Repurchase Agreement for HYP.

These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. Although the investment advisers will consider ratings assigned to a security, they will perform their own investment analysis and rating assignment (which at times may differ from the ratings of the rating agencies), taking into account various factors, including the company's financial history and condition, prospects and management. In addition to investing in rated securities, the Funds may invest in unrated securities that the investment advisers determine are of comparable quality to the rated securities that are permissible investments for the Funds. If the rating of a debt security is downgraded after one or more of the Funds purchase it (or if the debt security is no longer rated), such Funds will not have to sell the security, but the Fund will take this into consideration in deciding whether such Fund should continue to hold the security.

Under normal market conditions, each Fund's portfolio will consist of fixed-income securities with long-term maturities. Generally, the Dryden Fund's average weighted maturity will range from 7 to 12 years (as of August 31, 2008, the Fund's average weighted maturity was 5.25 years), HYI's average weighted maturity will range from 10 to 20 years (as of August 31, 2008, the Fund's average weighted maturity was 6.9 years), HYP's average weighted maturity will range from 10 to 15 years (as of September 30, 2008, the Fund's average weighted maturity was 10.93 years).

The types of fixed-income securities in which the Dryden Fund and HYP may invest include both convertible and nonconvertible securities (including preferred stocks), while HYI may invest up to 10% of its total assets in convertible securities. Convertible fixed-income securities such as corporate bonds, notes and convertible preferred stocks can be exchanged for other types of securities, typically common stock, at a preset price. Preferred stock of a company does not generally grant voting rights to the investor, but it pays dividends at a specified rate. Convertible preferred stock may be exchanged for common stock and is less stable than nonconvertible preferred stock. Convertible securities provide a fixed-income stream (usually lower than regular bonds), but also offer greater appreciation potential than regular bonds.

The Funds have a similar investment style. In determining which securities to buy and sell, Prudential Investment Management, Inc. (PIM), as subadviser to both the Dryden Fund and HYI, will consider, among other things, an issuer's financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. PIM, as subadviser to both the Dryden Fund and HYI, generally will employ fundamental analysis in making such determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict an issuer's prospects and to try to decide whether the price of the issuer's security is under-valued or overvalued. Wellington Management Company, LLP (Wellington Management), as investment adviser to HYP, considers the following factors: Fundamental research: bottom-up, internally generated, fundamental research is the main source of value added in this approach; Top down/sector themes: analysis of the business cycle, together with sector and quality positioning, provide a secondary source of alpha. An important component of Wellington Management's portfolio construction process aims to build portfolios that are well diversified by industry but also take advantage of favorable secular or cyclical industry trends. Business cycle analysis is important in determining the overall risk posture of HYP. Strong credit research, portfolio diversification, and sophisticated analytics are emphasized throughout the process. The Funds are each a diversified fund and therefore subject to additional restrictions. See "Comparison of Other Policies-Diversification" and "Investment Restrictions" below.

After the Reorganizations are completed, it is expected that the combined fund will be managed according to the investment objectives, policies and strategies of the Dryden Fund.

Comparison of Other Investment Policies and Strategies

Diversification

Each Fund is a "diversified" investment company under the 1940 Act. As a diversified investment company, with respect to 75% of its total assets, each Fund cannot purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

Foreign Fixed Income Securities

A Fund may invest up to 20% of its investable assets in U.S. currency-denominated fixed-income securities of foreign governments and other foreign issuers, and preferred stock. HYP may also invest up to 20% of its investable assets in foreign equity securities. The Dryden Fund also may invest up to 10% of its investable assets and HYP may invest up to 20% of its total assets in foreign currency-denominated fixed-income securities issued by foreign or domestic issuers, while HYI does not make such investments. Foreign government fixed-income securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the United States. Investments in foreign securities also expose the Funds to currency risk, i.e. the risk that changing values of foreign currencies could adversely impact the Funds' returns.

Repurchase and Reverse Repurchase Agreements

Each Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only. The Dryden Fund also may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Dryden Fund borrows money to purchase securities and those securities decline in value, then the value of the Dryden Fund's shares will decline faster than if the Dryden Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Derivative Instruments

The Funds may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment—a security, market index, currency, interest rate or some other asset, rate or index—will go up or down at some future date. The Funds may use derivatives to try to reduce risk or to increase return, taking into account the Funds' overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts, indexed and inverse floating rate securities and various types of swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, the Funds may need to segregate cash or other liquid assets. The Dryden Fund may invest up to 25% of its net assets in derivatives. The Merging Funds are not subject to an aggregated percent limitation on their investments in derivative instruments, although any position limits that may be imposed on an investment adviser with regard to the aggregate of all its managed accounts would apply to the Merging Funds. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

The Dryden Fund may, from time to time, make short sales of securities the Fund either does not own or that it owns or has the right to acquire through conversion or exchange of other securities that such Fund owns (short sales against the box). Short sales may magnify losses relating to the underlying security, in particular due to share price volatility because the underlying security must be replaced at a specific time. The Merging Funds and the Dryden Fund may make short sales against the box. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security. No more than 25% of Dryden Fund's net assets will be subject to short sales, except that short sales against the box are not subject to this limitation, while the Merging Funds are not subject to a percent limitation on their investments in short sales against the box.

Equity-Related Securities

The Dryden Fund may invest up to 10% of investable assets in equity related securities. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. HYI may invest without limitation in common shares and warrants to purchase common shares when such shares or warrants are accompanied by debt securities. HYP may invest in equity securities, including common stock and preferred stock, as part of the creation of a hybrid security (i.e., a security with both debt and equity characteristics). HYP may also purchase common stock where the issuers are involved in recapitalizations or corporate restructurings, and it is expected that the common stock will be shortly exchanged for debt securities and if the exchange does not occur, HYP disposes of the common stock in an orderly manner.

The Dryden Fund may also invest in American Depositary Receipts (ADRs), which are certificates—usually issued by a U.S. bank or trust company—that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer. Other equity-related securities in which the Dryden Fund may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs). Investments in REITs may result in payment of duplicative management or other fees.

Asset-Backed Securities

The Funds may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.

Loan Participations and Assignments

The Funds may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a company as the borrower and one or more financial institutions as lenders. These types of investments can be in the form of loan participations or assignments.

Loan participations and assignments includes high-yield, nonconvertible corporate debt instruments of varying maturities. With participations, a Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. In participations, a Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, a Fund will not have the right to make it do so. With assignments, a Fund has direct rights against the borrower on the loan, but its rights may be more limited than the original lender's.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities

The Funds may invest in zero coupon bonds (HYI limited to 15% of its total assets), pay-in-kind (PIK) or deferred payment securities. The Dryden Fund normally invests less than 30% of its investable assets in such securities although percentages may vary. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Funds record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Funds are required under federal tax laws to distribute income to their shareholders, in certain circumstances, the Funds may have to dispose of their portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

When-Issued and Delayed-Delivery Securities

The Funds may purchase securities, including money market obligations, municipal bonds or other obligations—on a when-issued or delayed-delivery basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. A Fund does not earn interest income until the date the obligations are expected to be delivered.

Credit-Linked Securities

The Dryden Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate debt securities, such as bonds. The Dryden Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While the Funds are in a defensive position, the opportunity to achieve their investment objective will be limited.

Dollar Rolls

The Funds may enter into dollar rolls in which a Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. A Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Illiquid Securities

The Dryden Fund may invest up to 15% of its net assets in illiquid securities. HYI may invest up to 20% of its total assets in securities that are not readily marketable and HYP may invest up to 25% ot its total assets in such securities, including bridge loans and mezzanine debt investments, however, no more than 10% of HYP's total assets will be invested in any one private offering (although the Merging Funds' restrictions are subject to certain limitations described under "Investment Restrictions"). The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Illiquid securities include securities with legal or contractual limitations on resale. Certain derivative instruments held by the Funds may also be considered illiquid. If as a result of the completion of one or both Reorganizations the Dryden Fund would hold more than 15% of its net assets in illiquid securities, then the Dryden Fund will have to sell the excess as soon as reasonably practicable.

Borrowing and Leverage

Each Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets, calculated when the loan is made, and may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Dryden Fund's asset coverage for borrowing falls below 300%, the Fund must within three business days take action to reduce its borrowings in accordance with applicable law. The Merging Funds are required to have an asset coverage of 300% with respect to such borrowings when made. If the 300% asset coverage should decline, the Funds may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Each Merging Fund currently utilizes a credit facility for leverage. HYI currently is party to a $30 million facility with State Street Bank and Trust Company, and as of December 22, 2008, $15.5 million was outstanding under this facility. HYP currently is party to a $27.5 million facility with Bank of America N.A., and as of December 22, 2008, $14.5 million was outstanding under this facility. PI intends to renew each facility in 2009 (as necessary), assuming the credit can be obtained with reasonable terms, but if the Reorganization receives shareholder approval the facility will be terminated. If shareholders approve a Reorganization prior to the yearly renewal of a credit facility, PI may decide not to renew such facility and the assets obtained with the leverage may need to be sold (even if market conditions are not the most favorable for such sales of securities).

The Merging Funds, in addition to the borrowings made as described above, may also borrow money for temporary or emergency purposes (e.g., the clearance of a transaction) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed).

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% (Dryden Fund) or 30% (the Merging Funds) of assets and the loans are callable at any time by the Fund.

Investments in Affiliated Funds

The Funds may invest up to 25% of their total assets in shares of affiliated money-market funds or open-ended short-term bond funds with a portfolio maturity of three years or less. The Funds also may invest up to 10% of their respective total assets in other non-affiliated investment companies, subject to additional restrictions under the 1940 Act.

Investment Restrictions

Fundamental Restrictions.  The Funds may not change their fundamental investment restrictions without the prior approval of their shareholders. The Funds have adopted substantially similar fundamental investment restrictions, which limit their ability to: (i) diversification; (ii) issue senior securities, borrow money or pledge assets; (iii) purchase or sell real estate; (iv) purchase or sell physical commodities; (v) underwrite securities; (vi) concentrate in an industry; and (vii) make loans (only Dryden Fund and HYI).

HYI has the following additional fundamental investment restrictions which limits its ability to: (i) invest 20% or more of the market or other fair value of its total assets in illiquid securities, including those restricted as to disposition under the federal securities laws or otherwise (except for securities received as a result of a corporate reorganization or similar transactions affecting readily marketable securities already held in the portfolio and repurchase agreements that have a maturity of seven days or less); (ii) invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operations (except for any obligation of, or guaranteed by, the U.S. government, its agencies or instrumentatilies; (iii) purchase securities of any issuer if officers or directors of HYI or the investment manager beneficially owning individually more than 1/2 of 1% or together beneficially owning more than 5% of the securities of such issuer; (iv) make investments for the purpose of exercising control or management over the issuer of any security.

HYP has the following additional fundamental investment restrictions which limits its ability to: purchase securities issued by any registered investment company, (except as permitted under the 1940 Act).

Non-Fundamental Restrictions.  Although not fundamental, the Dryden Fund has the following additional investment restrictions. The Fund may not: (i) purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except in connection with a merger, consolidation, reorganization or acquistion of assets; (ii) acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are a series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest (except that the Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund); and (iii) invest more than 20% of the market or fair value of its total assets in United States currency-denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or fair value of its total assets in securities which are payable in currencies other than United States dollars. These investment restrictions may be changed with the approval of the Board of Directors. The Dryden Fund will not engage in investment activity in non-U.S. dollar-denominated issues without first obtaining authorization to do so from its Board of Directors.

Risks of Investing in the Funds

Although the Funds try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as the Funds thought they would. An investment in any of the Funds could lose value, and you could lose money. The Funds do not represent a complete investment program. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Junk Bonds. High-yield, high-risk bonds have speculative characteristics, including a higher risk of default of payments of principal and interest and tend to be less liquid than higher-rated securities. Junk bonds are subject to particularly high credit risk, market risk and illiquidity risk. Such securities also are generally less secure than higher quality debt securities.

Credit Risk. Debt obligations are generally subject to the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

Market Risk. Debt obligations are generally subject to the risk that bonds will lose value in the market, sometimes rapidly or unpredictably because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

Illiquid Securities Risk. Illiquid securities may be difficult to value precisely and may be difficult to sell at the time or place desired.

Fixed-Income Obligations Risk. In addition to credit risk, market risk and interest rate risk, a Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.

Zero coupon bonds, PIK and Deferred Payment Securities Risk. To the extent a Fund makes such investments, the Fund will be subject to greater volatility and less liquidity in adverse markets than investments in other debt securities. Such investments are also subject to credit risk and market risk.

Foreign Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in emerging and developing countries, may be less stable and more volatile than in the U.S. Foreign fixed-income securities may be less liquid than U.S. fixed income securities. Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risk. Investments in emerging market securities are subject to greater volatility and price declines. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk. Such securities are also subject to currency risk, credit risk and market risk.

Currency Risk. A Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Market Risk. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. A small number of companies representing a limited number of industries may account for a significant percentage of an emerging country's overall market and trading volume. Emerging market countries may have political and social uncertainties, and their economies may be over-dependent on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices.

U.S. Government and Agency Securities/High Quality Bank or Corporate Obligations Risk . In addition to market risk, interest rate risk and credit risk, such securities may limit potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Market risk may affect an industry, a sector or the market as a whole.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Asset-Backed and Mortgage-Backed Securities Risk. Such securities are subject to prepayment risk, market risk, interest rate risk, credit risk and extension risk.

Extension Risk. The risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

Prepayment Risk. A Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Recent Developments with Sub-Prime Mortgage Market. Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in securities that are linked to the sub-prime mortgage markets, including (but not limited to) mortgage-backed securities, asset-backed securities and certain types of derivative instruments such as swaps, credit-linked securities and credit default swaps.

Convertible Securities. In addition to credit risk and market risk, convertible securities are subject to the risks that the underlying securities could lose value and that changes in economic or political conditions, both domestic and international, may result in a decline in the value of a Fund's investments.

Credit-Linked Securities. In addition to market risk, prepayment risk and extension risk, such securities are subject to the risk that the issuer of the security may default or go bankrupt. Such securities also subject a Fund to the credit risk of the corporate credits underlying any credit default swaps. Additionally, such securities are typically issued in privately negotiated transactions, resulting in limited liquidity or no liquidity.

Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or the sector in which a Fund invests could go down. A Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. Investments in derivatives may not have the intended effects and may result in losses or missed opportunities and counterparties could default. Under volatile market conditions, the risks associated with many types of derivatives—such as credit-linked securities, swaps and credit default swaps—may be greatly increased.

Loan Participations and Assignments. In addition to credit risk, market risk and illiquidity risk, in loan participations and assignments a Fund has no or limited rights against the lender or borrower in the event the borrower does not repay the loan. Participations also subject the Fund to the credit risk of the lender. In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. Additionally, in an assignment, the rights against the borrower that are required by the Fund may be more limited than those held by the assigning lender.

Regulatory Risk. Each Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities in which a Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Fund to achieve its investment objective, or may impact the Fund's investment policies and/or strategies, or may reduce the attractiveness of an investment.

Leverage Risk. The Merging Funds are subject to leverage risk (primarily by borrowing money) which may make the portfolios volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Merging Funds primarily leverage by borrowing money. Although the Dryden Fund also may leverage by borrowing money, the Dryden Fund currently does not intend to leverage by borrowing money.

Due to the similarity of investment policies and strategies followed by the Merging Funds and Dryden Fund, investments in the Merging Funds and Dryden Fund are exposed to a very similar set of principal risks.

Comparision in Fund Operations and Shareholder Services Between Closed-End and Open-End Funds

Fund Operations. Closed-end funds, such as the Merging Funds, do not redeem their outstanding shares and do not engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end funds are normally bought and sold on national securities exchanges. As a result, shareholders of the Merging Funds may only purchase or sell shares of a Merging Fund through a broker or dealer at the market price (which may be higher or lower than the net asset value of the Merging Fund's shares), plus any applicable brokerage commission. The Merging Funds' shares are currently traded on the New York Stock Exchange ("NYSE") under the symbols "HYI" for HYI and "HYP" for HYP. A Merging Fund's shares will be delisted from the NYSE upon the completion of its respective Reorganization.

In contrast, open-end management investment companies, such as the Dryden Fund, continuously issue new shares to investors through the fund's distributor at the public offering price (which is the net asset value plus any applicable sales charge) at the time of such issuance. Those shares also are redeemable, which means the holders of those shares have the right to sell (or redeem) those shares back to the fund on any regular business day on which the fund is open and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee or deferred sales charge charged by the fund).

Some of the other significant differences between operations of a closed-end and an open-end investment company are as follows:

Acquisition and disposition of shares. If a Reorganization is completed, such Merging Fund's shares will no longer be listed on the NYSE. Investors wishing to acquire shares of the Dryden Fund (including current Merging Fund shareholders wishing to purchase additional shares of the Dryden Fund) would be able to purchase them from the Dryden Fund's distributor, Prudential Investment Management Services LLC (PIMS, or the Distributor) or any broker-dealer or financial institution that has a sales agreement with the Distributor at the public offering price (the net asset value plus any applicable sales charge). Shareholders of the Dryden Fund desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Dryden Fund at the next determined net asset value. A Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the fund. The SEC generally requires open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. The net asset value of shares of the Dryden Fund is published daily by leading financial publications.

Portfolio management. Because a closed-end fund does not continuously sell new shares and does not have to stand ready to redeem its shares, it may keep its assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuous sales and redemptions of its shares. In contrast, open-end funds may be forced to hold a higher cash position or sell portfolio securities at disadvantageous times or prices to satisfy redemption requests.

Fees and Expenses. If a Merging Fund is acquired by the Dryden Fund, an open-end fund, the shares of such Merging Fund will be cancelled and new Class A shares of the Dryden Fund will be issued to former Merging Fund shareholders. Shareholders of the combined Dryden Fund after the completion of one or more of the Reorganizations then will bear their allocable share of the Dryden Fund's expenses. Open-end funds may be more expensive to operate and administer than closed-end funds primarily due to the costs associated with the distribution and/or servicing of the open-end fund's shares and higher transfer agency expenses. A comparison of the operating expenses of the Merging Funds and the Class A shares of the Dryden Fund, however, as shown in the Fee Tables, demonstrates that the Merging Funds have significantly higher total expense ratios (including and excluding interest expense), even with the additional expenses of the distribution and/or service (12b-1) fee for the Class A shares of the Dryden Fund. Future fees may be greater or lesser than those shown in such Fee Tables.

Similar to most open-end funds, the Dryden Fund pays 12b-1 fees because of the nature of how open-end funds sell their shares. Shares of the Dryden Fund are sold to investors through a network of broker-dealers and other financial intermediaries. Rule 12b-1 under the 1940 Act allows open-end funds to finance directly or indirectly any activity that is primarily intended to result in the sale of fund shares pursuant to a written plan of distribution. The Dryden Fund's Class A distribution and service plan pursuant to Rule 12b-1 allows the Dryden Fund to pay competitive compensation to brokers, dealers and other financial institutions for personal services they provide to their customers who hold Class A shares of the Dryden Fund. The Dryden Fund's Class A 12b-1 fees allow the Fund to pay broker-dealers and financial intermediaries to provide certain distribution assistance and/or administrative support services to Fund shareholders. Without the ability to pay these fees, the Dryden Fund would be unable to pay broker-dealers and financial intermediaries to provide those services to Fund shareholders, which would likely result, first, in a reduction or elimination of distribution assistance and/or administrative support services to the Fund's Class A shareholders, and second, in substantially increased redemptions in the Fund because of the lack of those services being provided to shareholders.

State registration requirements. As closed-end funds listed on the NYSE, the Merging Funds do not generally issue and offer new shares for purchase. As a result, they do not incur the expense of registering the sale of their shares with state securities commissions. However, the Dryden Fund, an open-end fund which makes a continuous offering of its shares, is required to register the sale of its shares with state securities authorities and incurs the costs related to such registration.

Account Features and Shareholder Services. The Funds are part of the Prudential family of mutual funds. However, because of the differences between open-end and closed-end funds, the procedures for purchases, exchanges and redemptions of shares of the Merging Funds and the Dryden Fund are substantially different. These differences stem primarily from the fact that the Merging Funds are closed-end funds and the Dryden Fund is an open-end fund.

Purchases. The Merging Funds' shares are traded on the NYSE at prevailing market price, which may be equal to, less than or more than their net asset value. These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks. The market price of the shares are determined by the relative demand for and supply of shares in the market which may be affected by, among other things, each Fund's investment performance, dividends and yield and the investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

The Dryden Fund continuously offers new shares to investors at the offering price at the time of purchase, which is the net asset value plus any initial sales charge that applies. The offering price is based on the next calculation of net asset value per share that is made after the Distributor receives the purchase order, or after any agent appointed by the Distributor receives the order. The Dryden Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open for regular business, by dividing the value of the Fund's net assets by the total number of shares outstanding. The Dryden Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Dryden Fund's Board of Directors. See "Valuation" herein and the Fund's Prospectus and SAI for more information on how the Dryden Fund values its shares.

Class A shares of the Dryden Fund are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below. The sales charge varies depending on the amount of your purchase. Class A shares of the Dryden Fund are sold with a front-end sales charge of up to 4.50% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%.

For additional information with respect to how to buy Class A shares the Dryden Fund, including how to reduce Class A sales charges and other special sales charge arrangements and waivers, see below and the Fund's Prospectus and SAI.

Dividend Reinvestment Plan. Merging Fund shareholders are currently able to elect to have all distributions of dividends and capital gains automatically reinvested in their Merging Fund's shares ("Shares") pursuant to each Merging Fund's Dividend Reinvestment Plan (the " DRIP Plan"). Shareholders who do not participate in a DRIP Plan receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

Computershare Trust Company, N.A. (the "DRIP Plan Agent") serves as agent for the shareholders in administering each DRIP Plan. After a Merging Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in a DRIP Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or a Merging Fund declares a dividend or other distribution payable only in cash, the DRIP Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the DRIP Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the DRIP Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by a Merging Fund. A Merging Fund will not issue Shares under the DRIP Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The DRIP Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by a Merging Fund. There will be no brokerage commissions charged with respect to Shares issued directly by a Merging Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Merging Fund reserves the right to amend or terminate the DRIP Plan upon 90 days' written notice to shareholders of such Merging Fund.

Participants in the DRIP Plan may withdraw from the DRIP Plan upon written notice to the DRIP Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

Upon the completion of a Reorganization, such Merging Funds DRIP Plan will be terminated.

Share redemption procedures. The redemption procedures for shares of the Funds also are different. A shareholder of a Merging Fund has no right to redeem his shares at net asset value by tendering those shares back to the Fund. Rather, Merging Fund shareholders generally may sell their shares only in the secondary market at the then-current market price, which may be equal to, more than or less than the Fund's net asset value per share.

In contrast, a shareholder of the Dryden Fund may redeem some or all of his shares from the Dryden Fund on any regular business day during which the Fund is open for business by tendering such shares to the Dryden Fund. Shares of the Dryden Fund may be redeemed in writing, over the phone or through the internet on any regular business day. The redemption price the Dryden Fund will pay for such shares is equal to the next net asset value (less any applicable contingent deferred sales charge) calculated after your order is received in proper form and is accepted by the Fund's transfer agent.

Exchange privilege. The Merging Funds do not offer shareholders the ability to exchange shares of a Merging Fund for shares of any other Prudential Retail mutual fund. Shareholders of the Dryden Fund, however, may exchange at net asset value all or a portion of their Dryden Fund shares for the same class of shares of certain other JennisonDryden mutual funds at net asset value. This is a benefit that would be available to shareholders of a Merging Fund if such shareholders approve the applicable Plan and the Reorganization is consummated.

The Manager and the Board of Directors of the Dryden Fund have adopted certain policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. Additional information is provided below.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency or (ii) net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of a Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled by a Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships. As a regulated investment company, each Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Forms of Organization

HYI is a closed-end, diversified, management investment company, organized as a Maryland corporation. HYI is authorized to issue 200 million shares of common stock, $.01 par value per share, 11,605,150 of which as of February 13, 2009 are issued and outstanding.

HYP is a closed-end, diversified, management investment company, organized as a Maryland corporation. HYP is authorized to issue 100 million shares of common stock, $.01 par value per share, 16,088,240 of which as of February 13, 2009 are issued and outstanding.

The Dryden Fund is an open-end, diversified, management investment company, organized as a Maryland corporation. The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X, New Class X and Class Z. Of the authorized shares of common stock of the Fund, 500 million shares are designated Class A common stock, 400 million shares are designated for each of Class B common stock, Class C common stock, Class L common stock, Class M common stock and 225 million shares are designated for each of Class R common stock, Class X common stock, Class New X common stock and Class Z common stock.

The Funds operate pursuant to charters, which include their Articles of Incorporation and supplements, corrections and amendments thereto, and By-laws. The Funds are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to "directors." We have summarized below certain rights of shareholders of the Funds to highlight differences in the governing documents of the Funds. A few differences exist between the Merging Funds' and the Dryden Fund's Charters primarily due to the differences between closed-end funds and open-end mutual funds. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charters and By-laws of the Funds for more complete information.

Forms of Ownership. Ownership interests in the Funds are represented by shares of common stock of a corporation. The par value of each of the Fund's common stock is $.01. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As a registered open-end investment company, the Dryden Fund is authorized under Maryland law to transfer all of its assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to Maryland law and its charter, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter. As registered closed-end investment companies, the Merging Funds may transfer all of their respective assets with shareholder approval only. Most extraordinary transactions, including transfers of assets, mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Possible Future Conversion to Open-End Company. The conversion of each Merging Fund from a closed-end company to an open-end company requires the affirmative vote or consent of the holders of 66 2/3% of the outstanding shares of each Merging Fund normally entitled to vote in elections of directors. If a Merging Fund converted to an open-end investment company, it would be able to continuously issue and offer shares of its common stock and each outstanding share of the Fund's common stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share. In such event, the Fund might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

Certain Anti-Takeover Provisions of the Charters and By-laws. The Merging Funds presently have provisions in their charters and By-laws that are intended to limit (i) the ability of other entities or persons to acquire control of the Merging Fund, (ii) the Merging Fund's freedom to engage in certain transactions, or (iii) the ability of the Merging Fund's directors or shareholders to amend the charter or By-laws or effect changes in the Merging Fund's management. These provisions of the charter and By-laws may be regarded as "anti-takeover" provisions. The Dryden Fund does not have any anti-takeover provisions.

The Boards of Directors of the Merging Funds are divided into three classes, each generally having a term of three years. At each annual meeting of shareholders, the term of one class of directors expires. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under SEC regulations procedures are available for including shareholder proposals in management's annual proxy statement). Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Merging Fund's shareholders to change the majority of directors.

Generally, under the Merging Fund's charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of a Merging Fund with another corporation, a merger of a Merging Fund with or into another corporation, a statutory share exchange in which a Merging Fund is not the successor, a sale or transfer of all or substantially all of a Merging Fund's assets, the dissolution of a Merging Fund or amendment to the Fund's charter. However, certain actions require the affirmative vote of at least 66 2/3% of the outstanding shares of common stock of the Merging Fund, such as the removal of a director (which requires the affirmative vote of at least 80% of the outstanding shares of the common stock of a Merging Fund), the conversion of a Merging Fund from a closed-end company to an open-end company and any amendment of the charter relating to those provisions. In addition, the affirmative vote of 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Merging Fund is required generally to authorize any of the following transaction or to amend the provisions of a charter relating to such transactions:

1.  merger, consolidation, or statutory share exchange, of a Merging Fund with or into any Principal Stockholder (i.e., any corporation, person or other entity or any group within the meaning of Rule 13d-5 of the Securities Act of 1934, which is a beneficial owner of more than 5% of the outstanding shares of a Merging Fund, including any affiliates or associates);

2.  issuance of any securities of the Merging Fund to any Principal Stockholder;

3.  sale, lease or exchange of all or any substantial part of the assets of a Merging Fund to any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all such assets within a twelve-month period); or

4.  sale, lease or exchange to a Merging Fund in exchange for securities of a Merging Fund of any assets of any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all such assets within a twelve-month period).

Such vote would not be required where, under certain conditions, certain members of the Board approve the transaction. In certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Merging Fund's assets, however, the affirmative vote of a majority of the outstanding shares of the Merging Fund would nevertheless be required.

The provisions of the charters described above and a Merging Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Merging

Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Stockholder. However, the provisions provide the advantage of potentially requiring persons seeking control of the Merging Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of a Merging Fund's management and investment objective and policies. The Boards of Directors of the Merging Funds have considered the foregoing anti-takeover provisions and concluded that they are in the best interests of each Merging Fund and its shareholders.

Shareholder Meetings

Place of Meeting. The Funds may hold shareholder meetings at any place set by the Board.

Shareholder Voting Rights. Each share of the Funds' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Funds' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date. The Funds' Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Dryden Fund is not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. HYI and HYP each are required to hold their annual meetings for the election of directors. HYI's annual meeting currently must be held on either the first Tuesday of December in each year if not a legal holiday, or at such other time on such other day falling on or before the 30th day thereafter. HYP's annual meeting currently must be held within the fifth month following HYP's fiscal year, at a time within that period set by the Board.

Special Meetings. The Funds must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. The Funds will hold a special meeting on the written request of shareholders representing a majority of the votes entitled to be cast at the meeting. The Funds' Boards have sole power to fix the date and time of any special meeting of shareholders. Additionally, the Funds' intend to comply with any sections of the 1940 Act which permit shareholders to call a special meeting.

Inspector of Elections. Each Fund's Board may appoint one or three inspectors before a shareholder meeting. In addition, the chairman may make such appointment and must do so upon the request of at least 10% of the shareholders.

Advance Notice of Shareholder Proposals. The by-laws of the Funds provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of the Funds not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Funds.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Merging Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders. Dryden Fund's charter reduces this requirement from a majority of votes entitled to be cast to one third of votes entitled to be cast.

Adjournments. Whether or not a quorum is present, the Funds may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date.

Shareholder Action Without a Meeting. Shareholders of the Funds are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Fund's charter generally require the approval of the Board and at least a majority of the votes entitled to be cast (except for conversion to open-end funds and certain anti-takeover provisions of the Merging Funds as discussed above). However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-laws

The Funds' By-laws can be amended by a majority vote of the shareholders or by a two-thirds vote of the Boards (except for certain anti-takeover provisions of the Merging Funds as discussed above).

Board of Directors

Number of Members. HYI and the Dryden Fund's Boards may change the number of directors to any number from three (3) to twenty (20), inclusive. HYP's Boards may change the number of directors to any number from three (3) to twelve (12), inclusive.

Removal of Board Members. The Dryden Fund's shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members. The Merging Funds may remove a director at any time, but only for cause and then only by the affirmative vote of the holders of at least 80% of the combined voting power of all classes of capital stock entitled to vote in the election of directors.

Board Vacancies. A vacancy on the Funds' Boards may be filled by a majority of the remaining members of the Board.

Limitation on Liability of Directors and Officers. The Funds' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents. The Funds' charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Funds' shareholders generally have no personal liability for the debts or obligations of the Funds as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Funds requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Dryden Fund may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Prudential Investments LLC (PI) serves as manager pursuant to a separate investment management agreement with HYI and the Dryden Fund (together, the PI Management Agreements) and Wellington Management serves as a manager pursuant to an investment management agreement with HYP (the Wellington Management Agreement and together with the PI Management Agreements, the Management Agreements). As of December 31, 2008, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $79.1 billion.

Wellington Management Company, LLP is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets. Christopher A. Jones serves as the portfolio manager for HYP.

Christopher A. Jones, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994. Mr. Jones has been the portfolio manager for HYP since 2008 and has been involved in portfolio management and securities analysis for HYP since 1998.

Under the Management Agreements, PI manages HYI and the Dryden Fund's investment operations and administers their business affairs and Wellington Management manages HYP's investment operations and administers its business affairs. Under the Management Agreement relating to the Dryden Fund, subject to the supervision of the Board, PI also is responsible for conducting the initial review of prospective subadvisers for the Dryden Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Dryden Fund's subadviser. The Dryden Fund has obtained an exemption from the SEC (the Order) that permits PI to change subadvisers for the Dryden Fund and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Board of Directors of the Dryden Fund and notice to shareholders. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Dryden Fund and generally applies to all the open-end investment companies that PI serves as manager) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the Directors of the Fund. The Order does not apply to the Merging Funds.

PI also provides certain administrative services to HYP pursuant to an Administrative Services Agreement. Pursuant to such agreement, such services include, but are not limited to, providing occupancy and certain clerical and accounting services.

With respect to HYI and the Dryden Fund, PI currently engages PIM as subadviser to manage the investments of these Funds in accordance with each Fund's investment objective, policies and limitations and any investment guidelines established by PI. PIM is responsible, subject to the supervision and control of PI for the purchase, retention and sale of securities in the Funds' investment portfolio under its management.

Prudential Investment Management, Inc. has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. Prudential Fixed Income Management is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to HYI and the Dryden Fund. The following persons currently serve as the portfolio managers for HYI and the Dryden Fund.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance Team, which includes the High Yield Sector Team and the Bank Loan Sector Team. In addition, Mr. Appleby is portfolio manager for institutional and retail high yield bond portfolios. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. Mr. Appleby also was a high yield credit analyst and worked in Prudential Financial's private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Sector Managers

Stephen Haeckel is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Before assuming this role in 1999, he was a research analyst in the Credit Research Unit. Mr. Haeckel has also worked in Prudential Financial's Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential Financial in 1990, Mr. Haeckel was an Investment Officer at MONY Capital Management. He received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential Financial's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Terence Wheat, CFA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Prior to assuming his current position in 2005, he spent 12 years as a credit analyst in the Credit Research Unit, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Principal for the High Yield Bond Team, responsible for investment strategy and risk management. Prior to assuming his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, Mr. Collins was a credit research analyst. He also developed proprietary quantitative international interest rate and currency valuation models for PIM's global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Subsequent to the consummation of a Reorganization, PI will continue to serve as manager to the Dryden Fund and PI expects that PIM will continue to serve as the subadviser for Dryden Fund, the surviving fund, although the subadviser and portfolio managers for the Dryden Fund could change at any time prior to and after the consummation of the Reorganization. If the Manager determines that a change at the subadviser or a portfolio manager change is not in the best interests of the Dryden Fund and its shareholders, then pursuant to the Order the subadviser may be replaced without prior shareholder approval, subject to Board approval. If either such change occurs prior to the Meeting you will be notified promptly and you may change your vote for the proposal as described herein under "Voting Information—Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of August 31, 2008 for HYI and the Dryden Fund and as of March 31, 2008 for HYP.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts Managed	Assets of Other Accounts Managed (Thousands)
Christopher A. Jones, CFA	7	$750,351	9	$2,334,764	9	$3,171,884
					4	$524,919
Paul Appleby, CFA	3	$1,350,158	17	$584,117	16	$5,773,298
			5	$478,290
Robert Spano, CFA	3	$1,350,158	13	$519,742	14	$1,583,771
			5	$478,290
Stephen Haeckel	3	$1,350,158	15	$568,033	16	$5,868,778
			5	$478,290
Michael J. Collins, CFA	10	$1,489,592	9	$445,153	18	$6,574,427
			1	$390,294
Terence Wheat, CFA	5	$1,432,292	18	$577,953	16	$5,643
			5	$478,290

PIM Compensation

Prudential Investment Management, Inc.'s Fixed Income unit ("PIM Fixed Income") seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant for 2008 forward will be either restricted stock units of Prudential Financial or a combination of restricted stock units and stock options of Prudential Financial, depending on the level of the investment professional. The long-term incentive grant for 2006 and 2007 was generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownership stake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-year growth of certain portions of PIM Fixed Income's asset management business. Although, the value of the phantom stock units will reflect the three-year growth of certain portions of PIM Fixed Income's asset management business it will exclude from this calculation the growth of PI-managed mutual funds. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals' annual cash bonus is paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)  Investment performance (pre-tax) of all portfolios managed by PIM Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio,

2)  PIM Fixed Income's business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and

3)  Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization. The performance of each Fund is judged against the applicable Lipper performance peer group/peer universe, as part of this process.

For example, the performance of HYI and the Dryden Fund was judged versus the Lipper FI High Current Yield Funds as part of this process.

PIM Potential Conflicts of Interest

Securities Ownership. As of August 31, 2008, Paul Appleby, Robert Spano, Stephen Haeckel, Michael J. Collins and Terence Wheat did not benefically own any securities of the Dryden Fund or HYI.

Other Conflicts. PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Dryden Fund and HYI.

A portion of PIM Fixed Income's long-term incentive grant includes phantom stock units, the value of which reflects the three-year growth of certain portions of PIM Fixed Income's asset management business. The calculation of growth does not include the growth of PI-managed mutual funds. A portfolio manager may face a conflict of interest given that a piece of his or her long-term compensation is not affected by the growth of PI-managed mutual funds, including the Dryden Fund and HYI. A portfolio manager's compensation may be affected as discussed above by the performance of the mutual funds he or she manages.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest. There may be restrictions imposed by regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Dryden Fund and HYI may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for a Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of a Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for HYI and the Dryden Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for HYI and the Dryden Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for HYI and the Dryden Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as a Fund at the same time.

PIM may cause securities transactions to be executed for HYI and the Dryden Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including HYI and the Dryden Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for HYI and the Dryden Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including HYI and the Dryden Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Dryden Fund or HYI. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there maybe limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America ("PICA") may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including HYI and the Dryden Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of HYI and the Dryden Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest either Fund's assets in the securities of companies within which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of HYI and the Dryden Fund in a portfolio company may conflict with the interests of one or more affiliated accounts of PIM or other client accounts managed by PIM or its affiliates. This may occur because PIM affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as HYI and the Dryden Fund, but at different levels in the capital structure. Investment by PIM affiliated accounts at different levels to that of HYI and the Dryden Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the PIM affiliated accounts and HYI and the Dryden Fund.

For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, a PIM affiliated account might hold secured debt of an issuer whose public unsecured debt is held by HYI and the Dryden Fund. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of HYI and the Dryden Fund are originated and managed in their best interests.

In addition, portfolio managers may advise PIM affiliated accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures designed to ensure that—including to the extent that client accounts are managed differently from PIM affiliated accounts—each of the client accounts and each affiliated account is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations. These procedures include supervisory review procedures.

Potential conflicts of interest may exist where PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors (including, investment objectives, investment strategies or restrictions), while other accounts may take the opposite position in the security in accordance with that accounts' investment objectives, investment strategies and restrictions. PIM periodically conducts reviews of these accounts and assesses the appropriateness of these differing positions.

Finally, because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers. PIM has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Wellington Management Compensation

Wellington Management receives a fee based on the assets under management of HYP as set forth in the Investment Advisory Agreement between Wellington Management and HYP. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to HYP. The following information relates to the fiscal year ended March 31, 2008.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professional primarily responsible for the day-to-day management of HYP ("Portfolio Manager") includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from HYP and generally each other account managed by the Portfolio Manager. The incentive paid to the Portfolio Manager is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Wellington Management Potential Conflicts of Interest

Securities Ownership. As of March 31, 2008, Christopher A. Jones did not beneficially own any securities of the HYP.

Other Conflicts. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio Manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of HYP. The Portfolio Manager makes investment decisions for each account, including HYP, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including securities purchased in IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to HYP and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of HYP.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of HYP, or make investment decisions that are similar to those made for HYP, both of which have the potential to adversely impact HYP depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for HYP and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of HYP's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing HYP. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Investment Management and Administrative Fees

Pursuant to the Management Agreements, PI (for HYI and the Dryden Fund) and Wellington Management (for HYP) receive a monthly investment management fee for the performance of their services. The investment management fee is accrued daily for the Dryden Fund and weekly for the Merging Funds for the purposes of determining the sale and, in the case of the Dryden Fund, the redemption price of shares. PI, as manager of HYI and the Dryden Fund, pays each such Fund's subadviser a portion of its fee for the performance of the subadvisory services at no additional cost to either Fund.

HYI, pursuant to the PI Management Agreement relating to HYI, is obligated to pay PI an annual investment management fee equal to 0.70% of its average weekly net assets of HYI.

HYP, pursuant to the Wellington Management Agreement relating to HYP, is obligated to pay Wellington Management an annual investment management fee equal to 0.50% of its average weekly net assets of HYP. As discussed above, HYP also pays PI, as administrator, an administrative services fee, which is computed weekly and payable monthly at an annual rate of 0.20% of HYP's average weekly net assets.

The Dryden Fund, pursuant to the PI Management Agreement relating to the Dryden Fund, is obligated to pay PI an annual investment management fee equal to .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $3 billion. The effective management fee rate was .47 of 1% for the year ended August 31, 2008. As a result, if the Plans are approved and the Reorganizations are completed, the shareholders of the Merging Funds are expected to pay investment management fees at a lower rate based on the Dryden Fund's average daily assets as of August 31, 2008. Additionally, if HYP the Plan is approved and its Reorganization is completed, HYP shareholders will no longer pay the administrative services fee.

During the fiscal year ended August 31, 2008, HYI and the Dryden Fund paid $420,374 and $5,946,541, respectively, to PI, and during the fiscal year ended March 31, 2008 and the six-month period ended September 30, 2008, HYP paid $298,358 and $135,975, respectively, in investment management fees to Wellington Management.

During the fiscal year ended March 31, 2008 and the six-month period ended September 30, 2008, HYP paid $119,342 and $54,308, respectively, in administrative fees to PI.

For HYI and the Dryden Fund, PI pays PIM a portion of the investment management fee that PI receives from such Funds. PI pays such subadvisory fees without any additional expense to such Funds. With respect to HYI, PI pays PIM 0.35% of the Fund's average weekly net assets. With respect to the Dryden Fund, PI pays PIM an annual rate equal to 0.250% of 1% on average daily net assets up to and including $250 million; .2256 of 1% on the next $500 million of average daily net assets; .2025 of 1% on the next $750 million of average daily net assets; .1806 of 1% on the next $500 million of average daily net assets; .160 of 1% on the next $500 million of average daily net assets; .1406 of 1% on the next $500 million of average daily net assets; and .1225 of 1% on average daily net assets exceeding $3 billion.

Distribution and Purchase and Redemption Procedures

Shares of the Merging Funds are traded on the NYSE at prevailing market prices, which may be equal to, less than or more than their net asset value per share. These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks.

The Dryden Fund continuously offers new shares to investors at the offering price at the time of purchase, which is normally net asset value plus any applicable initial sales charge based on share class. The Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge of up to 4.50%. The amount of the initial sales charge varies based upon the amount of a shareholder's purchase, as displayed in the following table. Any Class A shares issued upon completion of a Reorganization will not be subject to an initial sales charge.

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999	None*	None	1.00%**

*  If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% contingent deferred sales charge (CDSC), although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

**  For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

The Class A initial sales charge is waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Dryden Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

•  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

•  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans also may purchase Class A shares without paying the initial sales charge. Additionally, certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

•  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

•  persons who have retired directly from active service with Prudential or one of its subsidiaries;

•  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

•  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

•  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

When the Class A shares of the Dryden Fund are sold to the Dryden Fund—also known as a redemption—the price the shareholder will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, generally less the 1% CDSC (when applicable) to redemptions within one year from the initial purchase, and less such redemption fee or deferred sales charges as may be set by the Dryden Fund's Board from time to time. Class A shares received pursuant to a Plan will not be subject to a CDSC or an initial sales charge, although any additional purchases will be.

For additional details on how to purchase or redeem Class A shares of the Dryden Fund, refer to the Fund's prospectus dated November 3, 2008 (attached as Exhibit A) or the Fund's SAI dated November 3, 2008 (which is incorporated by reference herein).

Distributor. PIMS serves as the principal underwriter and distributor for Class A shares of the Dryden Fund. The Dryden Fund has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for its Class A shares to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. The Distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Under the 12b-1 Plan for Class A shares, the Fund is authorized to pay PIMS an annual 12b-1 fee of 0.30 of 1% of the daily net asset value of Class A shares (prior to any waivers). PIMS has contractually agreed to reduce its 12b-1 fees for the Dryden Fund's Class A shares to 0.25% of the Fund's average daily net assets of the Class A shares for a calendar year ending December 31, 2009. Because these fees are paid from the Dryden Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the Merging Funds are not subject to the ongoing costs of distribution and service plans adopted under the SEC's Rule 12b-1.

Exchanges and Distributions

Shares of the Merging Funds are not subject to any exchange rights, while Class A shares of the Dryden Fund may be exchanged for Class A shares of other funds in the mutual fund complex, at net asset value per share at the time of exchange without a sales charge. If you exchange such shares received pursuant to a Reorganization, no CDSC will apply. However, for any additional Class A shares that an investor may purchase, upon such an exchange, any applicable CDSC will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the Class A shares of the Dryden Fund and a purchase of shares of another fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of shares of an open-end fund, such as the Dryden Fund, in response to short-term fluctuations in the market—also known as "market timing"—may make it very difficult to manage such Fund's investments. When market timing occurs, the Dryden Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Dryden Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, such open-end mutual funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.

The Funds make monthly distributions to their shareholders of net investment income, and make distributions of net realized capital and currency gains, if any, annually.

	Yield and Dividend as of 8/31/08
	Total Dividends Paid per Share 12 Months	Yield
HYI	$0.4575	10.61	%*
HYP	$0.30	10.95	%*
Dryden Fund (Class A)	$0.44	N/A

*  Yield is computed at market price and is determined by dividing total monthly dividends paid per share during the 12 months ended August 31, 2008 by the market price per share as of August 31, 2008.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the Merging Funds will be exchanged for whole or fractional shares of equal dollar value of Class A shares of Dryden Fund. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Funds' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by each Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

The Dryden Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The Merging Funds' NAV is determined weekly on the last day of each week on which the NYSE is open for trading. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, a Fund will not price, and you will not be able to purchase, redeem or exchange a Fund's shares (as applicable) even though the value of these securities may have changed. Conversely, the Dryden Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Dryden Fund's shares, or when changes in the value of a Fund's portfolio do not materially affect its NAV, a Fund's NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prior days prices of those funds on a daily basis.

Portfolio Holdings

In addition to the description contained herein, a description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is also contained on the Fund's website (see www.prudential.com for the Merging Funds and www.jennisondryden.com for the Dryden Fund) and in the Dryden Fund's prospectus and SAI. The Funds' portfolio holdings are made public, as required by law, in the Funds' annual and semi-annual reports and on Form N-Q. In addition, a Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website. The Dryden Fund also provides a full list of its portfolio holdings as of the end of the calendar month on its website approximately 30 days after the end of the calendar month.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the Investment Adviser, Subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2.  The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4.  An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Bank (The Bank of New York Mellon for HYI and the Dryden Fund)(PFPC Inc. for HYP).

As of the date of this Prospectus/Proxy Statement, the Funds will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings as necessary to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG, LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•  The trades for the Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Fund's directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

The Dryden Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. The Merging Funds, as closed-end funds, are not subject to this risk. Frequent purchases and sales of shares of the Dryden Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Dryden Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Dryden Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Dryden Fund cannot predict how much cash it will have to invest. In addition, if the Dryden Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Dryden Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Dryden Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. Funds, like the Dryden Fund, that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Dryden Fund has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's transfer agent monitors trading activity on a daily basis. The Dryden Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

The Dryden Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Dryden Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Dryden Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Dryden Fund is offered to qualified plans on an omnibus basis or if the Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with the Fund's policies as set forth in the Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing the Dryden Fund. If necessary, the Dryden Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Dryden Fund to prevent such trading, there is no guarantee that the Dryden Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Dryden Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

INFORMATION ABOUT THE REORGANIZATIONS

This is only a summary of the Plans. You should read the form of the Plan attached as Exhibit A.

Closing

If shareholders of one or both Merging Funds approve a Plan, one or both Reorganizations will take place after various conditions are satisfied by the Funds, including the preparation of certain documents. The Funds will mutually determine a specific date for the actual Reorganizations to take place, the closing date. Shareholders of a Merging Fund may sell shares of the Merging Fund's common stock on the NYSE prior to the closing date. Shares of a Merging Fund may cease trading on the NYSE several days prior to the closing date. Any cessation of trading will be accomplished in compliance with NYSE rules, including the issuance of a press release.

If shareholders of one or both Merging Funds approve a Plan, each such Merging Fund will deliver to the Dryden Fund all of the Merging Fund's assets and Dryden Fund will assume all of the liabilities of each such Merging Fund on the closing date. The Dryden Fund will issue to each such Merging Fund Class A shares of Dryden Fund of a value equal to the dollar value of the net assets delivered to the Dryden Fund. The Merging Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Dryden Fund Class A shares in equivalent net asset value as such shareholder holds in the Merging Fund. The Merging Fund will subsequently delist its shares from the NYSE, terminate and dissolve, and Dryden Fund will be the surviving fund. The stock transfer books of the Merging Fund will be permanently closed on the closing date.

To the extent permitted by law, the Funds may amend a Plan without shareholder approval. The Funds also may agree to terminate and abandon one or both Plans at any time before or, to the extent permitted by law, after the approval by shareholders of a Merging Fund.

If shareholders of one or both Merging Funds do not approve a Plan, each such Merging Fund will continue its operations and its Board will consider what future actions based on relative net assets, if any, is appropriate.

Expenses Resulting from the Reorganizations

The expenses resulting from each Reorganization, including proxy solicitation costs (collectively, the Reorganization Costs), will be paid by the respective Merging Fund based on relative net assets. Because the Funds pursue identical investment objectives, have largely similar investment strategies and hold substantially similar securities, each proposed Reorganization will not result in significant portfolio turnover or transaction expenses due to the disposal of securities that are incompatible with the investment objective and strategies of the Dryden Fund. The Reorganization Costs are currently estimated to be approximately $188,000 for the HYI Reorganization and approximately $192,000 for the HYP Reorganization.

Surrender of Stock Certificates

Shareholders holding paper stock certificates should return them for deposit into your account. For further information on returning certificates or questions about lost or stolen certificates, please contact Computershare Monday through Friday 8am to 5pm EST at 1-800-426-5523. If a Reorganization receives shareholder approval and your certificates are not returned properly, you may be unable to process certain financial transactions until the certificates are returned.

Tax Consequences of the Reorganizations

The consummation of each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to the obligation of the Dryden Fund and each Merging Fund to complete a Reorganization that such Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by such Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Dryden Fund of the assets of such Merging Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of such Merging Fund, followed by the distribution of the Dryden Fund shares received by such Merging Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Dryden Fund and such Merging Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of such Merging Fund will not recognize gain or loss upon the exchange of all of their shares of such Merging Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by such Merging Fund upon the transfer of its assets to the Dryden Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of such Merging Fund. In addition, no gain or loss will be recognized by such Merging Fund on the distribution of such shares to the shareholders of such Merging Fund (in liquidation of such Merging Fund);

4.  No gain or loss will be recognized by the Dryden Fund upon the acquisition of the assets of such Merging Fund in exchange solely for voting shares of the Dryden Fund and the assumption of the liabilities, if any, of such Merging Fund;

5.  The Dryden Fund's tax basis for the assets acquired from such Merging Fund will be the same as the tax basis of these assets when held by such Merging Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Fund will include the holding period of such assets when held by such Merging Fund;

6.  The tax basis of such Merging Fund's shareholders for the shares of the Dryden Fund received by them pursuant to the reorganization will be the same as their tax basis in the Merging Funds shares exchanged therefor; and

7.  The holding period of the Dryden Fund shares received by the shareholders of the Merging Funds will include the holding period of their Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. If one or both Reorganizations were consummated but failed to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, such transactions would be treated as a taxable sale of assets by the Merging Funds to the Dryden Fund followed by a taxable liquidation of the Merging Fund, and the shareholders of the Merging Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Merging Fund and the fair market value of the shares of the Dryden Fund received in exchange therefor. The Dryden Fund has capital loss carryforwards as of August 31, 2008 of approximately $835,289,000, HYI has capital loss carryforwards as of August 31, 2008 of approximately $19,388,700 and HYP has capital loss carryforwards as of November 30, 2008 of approximately $67,147,000. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target funds after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in the Reorganizations, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Accordingly, the use of the capital loss carryforwards of the Merging Funds by the Dryden Fund after the Reorganizations would be subject to these limitations. Additional rules may apply, further limiting the utilization of the capital loss carryforwards.

Shareholders of a Merging Fund should consult their tax advisers regarding the tax consequences to them of the Reorganizations in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganizations.

Characteristics of Dryden Fund Shares

Dryden Fund was formed in Maryland on January 5, 1979. It is registered with the SEC as an open-end management investment company. Dryden Fund is authorized to issue 3 billion shares of common stock, par value $0.01 per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X, Class R and Class Z shares. Class L, Class M and New Class X share classes are closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions. Class X shares have all converted to Class A shares.

Each class of shares represents an interest in the same assets of Dryden Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class Z and Class R shares are only available to a limited class of shareholders; and

•  Class B, Class M and New Class X shares have a conversion feature whereby Class B, Class M and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares) and ten years (New Class X shares) after the original purchase of shares. All of the Dryden Fund's Class X shares have been converted to Class A shares.

Shares of Dryden Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Dryden Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and New Class X shares generally bear higher distribution expenses than Class A, Class L and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Dryden Fund's prospectus.

Dryden Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Dryden Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Dryden Fund's outstanding shares.

Class A shares of the Dryden Fund will be distributed to shareholders of the Merging Funds, if shareholders of such Merging Fund approve the Plan.

Capitalization

The following table sets forth, as of February 13, 2009, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Dryden Fund shares as adjusted to give effect to one or all of the the proposed Reorganizations. The capitalization of the Dryden Fund is likely to be different as of the date the Reorganizations are completed.

HYI Reorganization Total Net Assets and Total Shares Outstanding

	HYI Fund	Dryden Fund (Class A)	Dryden Fund**	Adjustments*	Dryden Fund (Class A) Pro Forma HYI Reorganization (unaudited)	Dryden Fund** Pro Forma HYI Reorganization (unaudited)
Net assets	$42,245,432	$749,671,683	$908,368,567	$(188,000)	$791,729,115	$950,425,999
NAV per share	$3.64	$4.10	N/A	—	$4.10	N/A
Total shares outstanding	11,605,150	182,773,222	221,481,617	10,331,440	193,104,662	231,813,057

HYP Reorganization Total Net Assets and Total Shares Outstanding

	HYP Fund	Dryden Fund (Class A)	Dryden Fund**	Adjustments*	Dryden Fund (Class A) Pro Forma after HYP Reorganization (unaudited)	Dryden Fund** Pro Forma after HYP Reorganization (unaudited)
Net assets	$42,482,632	$749,671,683	$908,368,567	$(192,000)	$791,962,315	$950,659,199
NAV per share	$2.64	$4.10	N/A	—	$4.10	N/A
Total shares outstanding	16,088,240	182,773,222	221,481,617	10,388,318	193,161,540	231,869,935

HYI and HYP Reorganizations Total Net Assets and Total Shares Outstanding

	HYI Fund	HYP Fund	Dryden Fund (Class A)	Dryden Fund**	Adjustments*	Dryden Fund (Class A) Pro Forma after HYI and HYP Reorganizations (unaudited)	Dryden Fund** Pro Forma after HYI and HYP Reorganizations (unaudited)
Net assets	$42,245,432	$42,482,632	$749,671,683	$908,368,567	$(380,000)	$834,019,747	$992,716,631
NAV per share	$3.64	$2.64	$4.10	N/A	—	$4.10	N/A
Total shares outstanding	11,605,150	16,088,240	182,773,222	221,481,617	20,646,228	203,419,450	242,127,845

*  Reflects the change in shares and par value of the Merging Funds after the Reorganization. Also reflects the estimated Reorganization Costs of $188,000 for the HYI Reorganization and $192,000 for the HYP Reorganization.

**  Reflects all of the outstanding share classes of the Dryden Fund (including Class A shares).

VOTING INFORMATION

Required Vote

Only shareholders of record of the Merging Funds on the Record Date will be entitled to vote at the Meeting relating to their Fund. On the Record Date, there were 11,605,150 shares of HYI and 16,088,240 shares of HYP issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of a Merging Fund entitled to be voted at the Meeting of such Merging Fund is required to constitute a quorum of such Merging Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the matters before the Meeting. If a quorum is present with respect to that Merging Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of a Merging Fund outstanding and entitled to vote thereon is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Merging Funds held at the close of business on the Record Date.

In the event that there are not sufficient shares held by shareholders present in person or by proxy to obtain a quorum of the relevant meeting, a Merging Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Merging Funds would only take such actions if the Merging Funds believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of a Plan should vote AGAINST the Plan or against adjournment because if such shareholders take no action they may be assisting in having the Plan approved.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote the Merging Funds's shares with respect to a Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Merging Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of a Plan by shareholders of a Merging Fund requires the affirmative vote of a majority of the total number of shares of that Merging Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in the Merging Funds generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve a Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

The Boards of Directors of the Merging Funds recommend that you vote to APPROVE the Plan for your Merging Fund.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. Your proxy card contains additional information about how you can vote your shares.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Merging Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to a Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Merging Funds. In addition, each Merging Fund has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D.F. King & Co., Inc., if your Fund has not yet received your vote. D.F. King & Co., Inc. may ask you for authority, by telephone, to permit D.F. King, Inc. to execute your voting instructions on your behalf. Solicitation expenses are currently estimated to be approximately $44,000 for the HYI Reorganization and $45,000 for the HYP Reorganization.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of February 10, 2009, each shareholder that owns of record more than 5% of any class of the Funds.

Fund	Beneficial Owner Name*	Address	Class	No. of Shares/ % Ownership
High Yield Income Fund, Inc.	CEDE & CO	PO Box 20 Bowling Green Stn New York NY 10274	N/A	10,907,855 / 93.99%

High Yield Plus Fund, Inc.	CEDE & CO	PO Box 20 Bowling Green Stn New York NY 10274	N/A	15,395,176 / 95.69%

Dryden High Yield	PIMS/Prudential Retirement As Nominee For TTEE/Cust Prudential Smart Solution IRA	200 Wood Avenue South Iselin, NJ 08830	R	221,204 / 89.56%

	Hillard Lyons Cust For Lyle E Woodworth IRA-Rollover	6220 DeMorrow Rd Stevensville, MI 49127	X	28,820 / 5.98%

Fund	Beneficial Owner Name*	Address	Class	No. of Shares/ % Ownership
	Prudential Investment FBO Mutual Fund Clients	100 Mulberry Street Newark, NJ 07102-4056	Z	2,253,388 / 33.72%

	Jennison Dryden Moderate Allocation Fund	Gateway Center 2 4th Floor Newark, NJ 07102	Z	778,945 / 11.66%

	Jennison Dryden Conservative Allocation Fund	Gateway Center 2 4th Floor Newark, NJ 07102	Z	718,180 / 10.75%

	Citi Group Markets Inc	333 West 34th Street 7th Floor New York, NY 10001	Z	666,002 / 9.97%

	PIMS/Prudential Retirement As Nominee For TTEE/Cust Lansing Board Of Water & Light	1232 Haco Drive Lansing, MI 48912	Z	432,537 / 6.47%

	Merrill, Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Clients	4800 Dear Lake Dr E Jacksonville, FL 32246	Z	352,907 / 5.28%

	PIMS/Prudential Retirement As Nominee For TTEE/Cust Andritz Inc Savings and Loan	35 Sherman Street Muncy, PA 17756	Z	351,506 / 5.26%

*   As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and directors of the Dryden Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the Fund.

As of the Record Date, the officers and directors of HYI, as a group, beneficially owned less than 1% of the outstanding voting shares of HYI.

As of the Record Date, the officers and directors of HYP, as a group, beneficially owned less than 1% of the outstanding voting shares of HYP.

ADDITIONAL INFORMATION

Dryden Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Dryden Fund is contained in the Dryden Fund's prospectus, dated November 3, 2008, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Dryden Fund is included in the Fund's SAI, dated November 3, 2008, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Dryden Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008, is incorporated into this Proxy Statement/Prospectus and may be obtained by calling 1-800-225-1852 or by writing to Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Merging Funds and the Dryden Fund file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C.

20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of Dryden Fund to be issued pursuant to the Plans, will be passed upon by DLA Piper LLP (US), special Maryland counsel to the Dryden Fund.

Independent Registered Public Accounting Firm

The audited financial statements of HYI, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of HYI for the fiscal year ending August 31, 2008 (File No. 811-05296).

The audited financial statements of HYP, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of HYP for the fiscal year ending March 31, 2008 (File No. 811-05468). The unaudited financial statements of HYP, also incorporated by reference herein and into the SAI, are included in the Semi-Annual Report of HYP to Shareholders for the fiscal period ended September 30, 2008 (File No. 811-05468).

The audited financial statements of Dryden Fund, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Dryden Fund for the fiscal year ending August 31, 2008 (File No. 811-02896).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Merging Funds care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Dryden Fund is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Funds' governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the Merging Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of Dryden Fund provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of Dryden Fund may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Boards of Directors of the Merging Funds intend to bring before the applicable Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Merging Funds, by execution of a subsequent proxy, or by voting in person at the applicable Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Dryden Fund, dated November 3, 2008 (enclosed).

C	Dryden Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008 (enclosed).

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this __ day of __, 2009, by and among The High Yield Income Fund, Inc. ("HYI"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; The High Yield Plus Fund, Inc. ("HYP"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Dryden High Yield Fund, Inc. (the "Acquiring Fund"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

HYI and HYP are sometimes individually referred to herein as an "Acquired Fund". The Acquiring Fund and the Acquired Fund are sometimes referred to herein as the "Funds" and individually as a "Fund", as the contract requires.

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of each Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund, if any, in exchange solely for full and fractional shares of Class A common stock, par value $0.01 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); and (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares by each Acquired Fund to their shareholders according to their respective interests, all upon and subject to the terms and conditions of this Plan hereinafter set forth.

As promptly as practicable after the consummation of the Reorganization, each Acquired Fund shall liquidate and dissolve in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940 (the "1940 Act").

The Reorganization of an Acquired Fund into the Acquiring Fund is not contingent or dependent upon the consummation of the other reorganization of the other Acquired Fund into the Acquiring Fund. For convenience, the balance of this Plan refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the relevant Acquired Fund. Bracketed text shall apply only to the relevant Acquired Fund (and not to the other Acquired Fund) based upon the Acquired Fund's fiscal year end (i.e., March 31 or August 31).

In order to consummate the Plan, the following actions shall be taken by the Acquired Fund and by the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing (as defined in Section 3) all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of Class A shares of the Acquiring Fund determined by dividing the net asset value of the Acquired Fund by the net asset value allocable to a Class A share of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the Acquired Fund, as of the close of regular trading on the New York

Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Acquired Fund agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving Class A shares of the Acquiring Fund having a net asset value equivalent to net asset value of the shares such shareholder holds of the Acquired Fund, and then the Acquired Fund shall take all steps as are necessary and proper to liquidate, dissolve and terminate as soon as it is reasonably possible after the Closing Date. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the class and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

(f)  As soon as practicable following the requisite approval of the shareholders of the Acquired Fund, the Acquired Fund will, at its expense, liquidate such of its portfolio securities as the Acquiring Fund indicates it does not wish to acquire. Such liquidation will be substantially completed before the Valuation Time (as defined below), unless otherwise agreed by the Funds.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Acquired Fund's most recent audited Financial Statements.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's most recent audited Financial Statements.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquired Fund's most recent audited Financial Statements.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be _______________, 2009, or such earlier or later date as agreed to in writing by the Acquired Fund and the Acquiring Fund. The Closing shall take place at the principal office of the Acquired Fund or at such other place as the parties may agree. The Acquired Fund shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund, at the Acquiring Fund's custodian. Also, the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.01 each (the "Acquired Fund Shares"), and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the Acquired Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Acquired Fund may request. At the Closing, each of the Acquired Fund and the Acquiring Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Acquired Fund for the benefit of the Acquiring Fund.

The Acquired Fund makes the following representations and warranties to the Acquiring Fund:

(a)  The Acquired Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation ("SDAT"). The Acquired Fund is duly registered under the Investment Company Act of 1940 ("1940 Act"), as a closed-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act") or an appropriate exemption there from. The Acquired Fund has been duly established in accordance with the Acquired Fund's articles of incorporation.

(b)  [The financial statements of the Acquired Fund appearing in the Annual Report to Shareholders of the Acquired Fund for the fiscal year ended August 31, 2008 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, present fairly, in all material respects, the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles.] [The financial statements of the Acquired Fund appearing in the Annual Report to Shareholders of the Acquired Fund for the fiscal year ended March 31, 2009 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, present fairly, in all material respects, the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied.]

(c)  [The unaudited financial statements of the Acquired Fund appearing in the Semi-Annual Report to Shareholders of the Acquired Fund for the period ended February 28, 2009 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.] [The unaudited financial statements of the Acquired Fund appearing in the Semi-Annual Report to Shareholders of the Acquired Fund for the period ended September 30, 2008 (copies of which have been furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.]

(d)  The Acquired Fund has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of its articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  To the best of the Acquired Fund's knowledge, the Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) became effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) complied and will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations promulgated thereunder, (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and (iii) did not and will not make any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by or on behalf of the Acquiring Fund for use therein.

5.  Representations and Warranties by the Acquiring Fund for the benefit of the Acquired Fund.

The Acquiring Fund makes the following representations and warranties for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation ("SDAT"). The Acquiring Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Acquiring Fund is authorized to issue 3 billion shares of common stock, par value $0.01 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under its articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired

Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements of the Acquiring Fund appearing in the Annual Report to Shareholders for the fiscal year Ended August 31, 2008 (copies of which have been furnished to the Acquired Fund) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the period then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements of the Acquiring Fund appearing in the Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended February 28, 2009 (copies of which will be furnished to the Acquired Fund), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Fund has the necessary corporate power and authority to conduct its business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of its articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement became effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) complied and will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and (iii) did not and will not make any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by or on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund make the following representations and warranties:

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each such Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At Closing, such Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free, and clear of all liens or encumbrances of any nature whatsoever, except for such as have been previously disclosed to you and for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the current prospectuses of such Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against such Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by such Funds.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of such Funds and this Plan constitutes a valid and binding obligation enforceable against such Funds in accordance with its terms.

(f)  The Acquiring Fund anticipates that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Acquired Fund and the Acquiring Fund.

(a)  The Acquired Fund intends to operate its business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Acquired Fund intends that its will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Acquired Fund intends, if the Reorganization is consummated, to liquidate and dissolve.

(d)  The Acquired Fund and Acquiring Fund intend that, by the time of Closing, each such Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by its transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Acquired Fund intends to mail to each shareholder of record entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Fund covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and (iii) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)  The Acquired Fund intends to call a special meeting of its shareholders to consider and act upon the Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Acquired Fund intends that it will, from time to time, as and when requested by the Acquiring Fund execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Fund intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Fund intends that it will, from time to time, as and when requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Acquired Fund and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning such Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of such Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of each of such Funds shall execute a certificate to the foregoing effect.

(b)  That the form of the Plan shall have been adopted and approved by the appropriate action of the Board of Directors of each such Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the transactions contemplated by the Plan under Section 25(c) of the 1940 Act, and, further, no other legal, administrative or other proceeding shall have been instituted or, to the best of either of such Fund's knowledge, have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby, or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper LLP (US), special Maryland counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  The Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock under the Acquiring Fund's articles of incorporation, par value $0.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of the Plan, by the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Fund's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Fund's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Funds;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund, that would be required to be disclosed in the Acquiring Fund's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)  The Acquiring Fund shall have received on the Closing Date a favorable opinion from (i) DLA Piper LLP (US), Special Maryland counsel to the Acquired Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquired Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its most recent annual report to stockholders;

(2)  The Acquired Fund has been duly established in accordance with the its articles of incorporation;

(3)  The Plan has been duly authorized and executed by the Acquired Fund, and, assuming delivery by the Acquired Fund, and due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(4)  All actions required to be taken by the Acquired Fund under the articles of incorporation, the by-laws and the laws of the state of Maryland to authorize the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Acquired Fund;

(5)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquired Fund, of its obligations hereunder will not, violate any provision of its articles of incorporation or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, and (c) the Transfer Agency and Service Agreement, each as defined in the Acquired Fund's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(6)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(7)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Acquired Fund, that would be required to be disclosed in a registration statement on Form N-2 of the Acquired Fund and is not so disclosed; and

(8)  The Acquired Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquired Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquired Fund.

(h)  The Acquired Fund and the Acquiring Fund shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to each of the Funds, in form and substance satisfactory to the Funds, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquired Fund and the Acquiring Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by each Acquired Fund based upon relative net assets as described in the Combined Proxy Statement and Registration Statement of the Acquiring Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, the Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Acquired Fund, by resolution of its Board of Directors or by the Acquiring Fund by resolution of its Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither the Acquired Fund nor the Acquiring Fund, nor their directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Funds, any of their respective officers, directors, agents or shareholders, the Acquiring Fund, the Acquired Fund, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of a Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or the Acquiring Fund's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Acquired Fund and the Board of Directors of the Acquiring Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Funds acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Acquired Fund or the Acquiring Fund hereunder, and in particular that none of the assets of the Acquired Fund or the Acquiring Fund, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Agreement and Amendments; Survival of Warranties.

The Plan embodies the entire agreement of the Acquired Fund and the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. The Plan may be amended only in a writing signed by the Acquired Fund and the Acquiring Fund. The Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither the Plan nor any interest herein may be assigned without the prior written consent of the Acquired Fund or the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in the Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquired Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The High Yield Income Fund, Inc, The High Yield Plus Fund, Inc., and Dryden High Yield Fund, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE HIGH YIELD INCOME FUND, INC.

Attest: By:	Name: Title:

THE HIGH YIELD PLUS FUND, INC.

Attest: By:	Name: Title:

DRYDEN HIGH YIELD FUND, INC.

Attest: By:	Name: Title:

Exhibit B

PROSPECTUS DATED DECEMBER 29, 2006

The Prospectus for Dryden Fund, dated November 3, 2008, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED AUGUST 31, 2008

The Annual Report to Shareholders for Dryden Fund to shareholders for the fiscal year ended August 31, 2008, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

3	Summary

3	The Proposal

4	Shareholder Voting

4	Reasons for the Reorganizations

7	Fees and Expenses

10	Expense Examples

12	Performance of the Funds

17	Comparison of Important Features

17	The Investment Objectives and Policies of the Funds

19	Comparison of Other Investment Policies and Strategies

22	Investment Restrictions

23	Risks of Investing in the Funds

25	Comparison in Fund Operations and Shareholder Services Between Closed-End and Open-End Funds

28	Federal Income Tax Considerations

29	Forms of Organization

33	Management of the Funds

41	Distribution and Purchase and Redemption Procedures

42	Exchanges and Distributions

43	Valuation

44	Portfolio Holdings

46	Frequent Purchases and Redemptions of Fund Shares

47	Information About the Reorganizations

47	Closing

47	Expenses Resulting from the Reorganization

47	Surrender of Stock Certificates

48	Tax Consequences of the Reorganization

49	Characteristics of Dryden Fund Shares

50	Capitalization

51	Voting Information

52	Principal Holders of Shares

53	Additional Information

54	Miscellaneous

54	Shareholder Proposals

55	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A—Form of Plan of Reorganization (attached)

B-1	Exhibit B—Prospectus dated November 3, 2008 for Dryden Fund (enclosed)

C-1	Exhibit C—Annual Report to Shareholders of Dryden Fund for the fiscal year ended August 31, 2008 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION FOR DRYDEN HIGH YIELD FUND, INC.

Dated March 4, 2009

Acquisition of the Net Assets of The High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc. (together, the Merging Funds)

By and in exchange for shares of Dryden High Yield Fund, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed reorganizations (each a Reorganization) of the Merging Funds, under which each Merging Fund will transfer all of its assets to, and all of their liabilities will be assumed by, Dryden High Yield Fund, Inc. (Dryden Fund).  The Dryden Fund will be the surviving fund, and each whole and fractional share of a Merging Fund shall be exchanged for whole and fractional Class A shares of equal net asset value of the Dryden Fund.

This SAI consists of this Cover Page and Dryden Fund’s SAI, dated November 3, 2008.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated March 4, 2009, relating to the above-referenced Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of Merging Funds and Dryden Fund, other materials incorporated by reference herein, and other information regarding the Merging Funds and Dryden Fund.

DRYDEN FUND SAI

The Dryden Fund SAI, dated November 3, 2008, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

FINANCIAL STATEMENTS

In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting the consummation of one or both reorganizations have not been prepared since as of February 13, 2009, the net asset value of the Merging Funds did not exceed 10% of the net asset value of the Dryden Fund.

S-2